UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OUSTER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE & PROXY

STATEMENT

Annual Meeting of Stockholders

June 21, 2024

10:00 a.m. (Pacific Time)

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

April 25, 2024

To Ouster’s Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc. (“Ouster” or the “Company”) to be held on Friday, June 21, 2024 at 10:00 a.m., Pacific Time. Ouster’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2024. Utilizing a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for Ouster’s stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received Ouster’s Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a printed proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Theodore L. Tewksbury, Ph.D.

Chair of the Board

Notice of Annual Meeting of Stockholders

To be Held on Friday, June 21, 2024

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

The Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc., a Delaware corporation (“Ouster” or the “Company”), will be held at 10:00 a.m., Pacific Time, on Friday, June 21, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2024. The Annual Meeting is called for the following purposes:

➊

To elect Susan Heystee, Angus Pacala and Theodore L. Tewksbury, Ph.D. as Class III Directors to serve until our 2027 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
➌	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
➍	To approve the amended and restated 2022 Employee Stock Purchase Plan to increase the number of shares authorized for issuance;
➎	To approve the Velodyne Lidar, Inc. 2020 Equity Incentive Plan; and
➏	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of Ouster’s outstanding shares of common stock at the close of business on April 23, 2024, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 350 Treat Avenue, San Francisco, California for a period of 10 days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Megan Chung

General Counsel and Secretary

San Francisco, California

April 25, 2024

PROXY STATEMENT

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Ouster, Inc. (“Ouster,” “we,” “us,” or the “Company”) of proxies to be voted at Ouster’s Annual Meeting of Stockholders to be held on Friday, June 21, 2024 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of common stock at the close of business on April 23, 2024 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 45,060,877 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

This proxy statement and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April 25, 2024 to Ouster’s stockholders on the Record Date.

On November 4, 2022, we entered into an Agreement and Plan of Merger (the “Velodyne Merger Agreement”) with Velodyne Lidar, Inc., a Delaware corporation (“Velodyne”), Oban Merger Sub, Inc., a Delaware corporation and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub I”) and Oban Merger Sub II LLC, a Delaware limited liability company and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub II”). On February 10, 2023, we completed our merger of equals with Velodyne pursuant to the terms of the Agreement and Plan of Merger with Velodyne, Merger Sub I and Merger Sub II (the “Velodyne Merger”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 21, 2024

This Proxy Statement and our 2023 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

➊

To elect Susan Heystee, Angus Pacala and Theodore L. Tewksbury, Ph.D.as Class III Directors to serve until our 2027 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
➌	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
➍	To approve the amended and restated 2022 Employee Stock Purchase Plan (the “A&R ESPP”) to increase the number of shares authorized for issuance;
➎	To approve the Velodyne Lidar, Inc. 2020 Equity Incentive Plan; and
➏	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Company’s Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

➊	FOR the election of each of Susan Heystee, Angus Pacala and Theodore L. Tewksbury, Ph.D. as Class III Directors;
➋	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
➌	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;
➍	FOR the approval of the A&R ESPP to increase the number of shares authorized for issuance; and
➎	FOR the approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Ouster’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Ouster is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us and intermediaries (e.g., brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 23, 2024. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 45,060,877 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” are held in the name of a bank, broker or other agent on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank, broker or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in “street name,” our proxy materials are being provided to you by your bank, broker or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other agent how to vote your shares, and the bank, broker or other agent is required to vote your shares in accordance with your instructions.

If your shares are held in “street name” and you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. If you would like to vote your shares online during the Annual Meeting, your bank or broker will need to provide you with a 16-digit control number.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, represented by remote communication or represented by proxy, of the holders of one third (1/3) in voting power of common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the person presiding over the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

WHO CAN ATTEND AND VOTE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS?

You may attend and vote at the Annual Meeting only if you are an Ouster stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/OUST2024. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.

WHY IS THE MEETING HELD VIRTUALLY?

We believe that hosting a virtual meeting this year is in the best interests of the Company and our stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and it is more environmentally friendly.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting website. If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting login page.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the Annual Meeting. If you are a stockholder of record, you may vote by proxy:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling (800) 690-6903 and following the instructions on the proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m., Pacific Time, on June 20, 2024.

To participate in the Annual Meeting, including to vote via the Internet during the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/OUST2024 and enter the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time, on June 21, 2024.

If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/OUST2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in “street name” and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet at www.proxyvote.com or telephone by calling (800) 690-6903;

•	by giving timely written notice of revocation to the Secretary of Ouster prior to the Annual Meeting by writing to Ouster’s offices at 350 Treat Avenue, San Francisco, California 94110; or

•	by voting during the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy.

If you are a beneficial holder of shares or if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote electronically during the Annual Meeting using your 16-digit control number.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no business other than those matters listed in the Notice of Meeting at the beginning of this proxy statement that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting; however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld /Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect, and because brokers have discretionary authority to vote on this proposal we do not expect any broker non-votes in connection with this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect.

Proposal 4: Approval of the A&R ESPP to Increase the Number of Shares Authorized for Issuance	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect.

Proposal 5: Approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the four other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote solely for purposes of determining a quorum. Votes withheld will have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP, the advisory vote on the compensation of our named executive officers, the approval of the A&R ESPP to increase the number of shares authorized for issuance or the approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker, bank or other agent in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other agent (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker or other agent is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. The only routine matter presented at the Annual Meeting is Proposal No. 2, relating to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, the approval of the A&R ESPP to increase the number of shares authorized for issuance or the approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

WILL THERE BE A QUESTION-AND-ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting or questions submitted at www.proxyvote.com in advance of the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, for up to 10 minutes after the completion of the Annual Meeting. Appropriate questions submitted by stockholders will be read during the Q&A portion of the Annual Meeting. Through this process, we believe we can respond to more questions than we were able to respond to at an in-person meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2024 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. If you would like to submit questions in advance of the Annual Meeting, please visit www.proxyvote.com before 11:59 p.m. Eastern Time on June 20, 2024 and enter your 16-digit control number. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Depending on the number of questions submitted, we may not be able to answer all questions during the Annual Meeting. Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2024 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class III Directors are to be elected to hold office until our annual meeting of stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class III , whose current term will expire at the upcoming Annual Meeting and whose subsequent term will expire at the 2027 annual meeting of stockholders; Class I, whose term will expire at the 2025 annual meeting of stockholders; and Class II, whose term will expire at the 2026 annual meeting of stockholders. The current Class I Directors are Karin Rådström, Kristin Slanina and Ernest E. Maddock; the current Class II Directors are Virginia Boulet and Riaz Valani; and the current Class III Directors are Susan Heystee, Angus Pacala and Theodore L. Tewksbury, Ph.D.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Susan Heystee, Angus Pacala or Theodore L. Tewksbury, Ph.D. will be unable to serve if elected. Each of Susan Heystee, Angus Pacala and Theodore L. Tewksbury has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of each of the below Class III Director nominees.

NOMINEES FOR CLASS III DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board who are also nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Susan Heystee	62	2018	Vice Chair of the Board

Angus Pacala	36	2015	Director, Co-Founder and Chief Executive Officer

Theodore L. Tewksbury, Ph.D.	67	2023	Chair of the Board

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee are as follows:

SUSAN HEYSTEE	Age 62

Susan Heystee has served as a member of our board of directors since September 2018. Ms. Heystee has served as Vice Chair of our Board since April 2024 and she previously served as our lead independent director from March 2023 until April 2024. From August 2021 to February 2023, Ms. Heystee served as the Chair of our Board. She also served as our Interim Chief Revenue Officer from January 2021 to July 2021. Previously, Ms. Heystee was Senior Vice President of Global Automotive Business at Verizon Connect from January 2017 to June 2018. Prior to that, Ms. Heystee served as Executive Vice President of Global Sales and OEM Business at Telogis, which was acquired by Verizon in July 2016, from February 2010 to December 2016. Ms. Heystee has also served as a member of the board of directors of revVana Inc., a private software-as-a-service company providing revenue realization management solutions, since April 2020 and a member of the board of directors of ChargePoint, Inc. (NYSE: CHPT), a publicly-traded electric vehicle charging station company, since May 2021. Ms. Heystee holds Bachelor’s degrees in mathematics and business from the University of Waterloo and an Advanced Management Program Certificate from Harvard Business School. We believe that Ms. Heystee is qualified to serve as a member of our Board due to her extensive experience in the technology sector and knowledge of market driven strategies.

ANGUS PACALA	Age 36

Angus Pacala co-founded Ouster in June 2015 and has served as our Chief Executive Officer and director since then. Previously, Mr. Pacala was Director of Engineering at Quanergy, Inc. from November 2012 to February 2015. Prior to this appointment, Mr. Pacala was Battery Engineer at Amprius, Inc. from June 2011 to October 2012. Mr. Pacala holds a Bachelor of Science degree in mechanical engineering and a Master of Science degree in mechanical engineering from Stanford University. We believe that Mr. Pacala is qualified to serve as a member of our Board due to his extensive technical background and his history as Ouster’s co-founder.

THEODORE L. TEWKSBURY, PH.D.	Age 67

Dr. Tewksbury has served as Chair of our Board since April 2024 and previously served as Executive Chairperson of our Board from February 2023 to April 2024. Dr. Tewksbury served as Velodyne’s Executive Officer from November 2021 until February 2023. Prior to that, he was CEO of Eta Compute, a provider of ultra-low power AI vision systems, from August 2019 to November 2021. Dr. Tewksbury has been a director of Maxlinear, Inc. (Nasdaq: MXL), a mixed-signal semiconductor company, since May 2015, where he chairs the Cybersecurity Committee and serves on the Audit and Nominating and Governance committees. From February 2017 to March 2019, Dr. Tewksbury was Chairman and CEO of Energy Focus, Inc., a provider of high-performance LED lighting solutions. Dr. Tewksbury was a director of Entropic Communications from September 2010 and CEO from November 2014 until MaxLinear’s acquisition of Entropic in April 2015. From 2013 to November 2014, he was an independent consultant to technology companies. From 2008 to 2013, Dr. Tewksbury served as CEO of Integrated Device Technology, Inc. and, from 2006 to 2008, was CEO of AMI Semiconductor, both of which were public semiconductor companies. Prior to that, he held management and engineering leadership roles at Maxim Integrated Products, IBM Microelectronics and Analog Devices. Dr. Tewksbury was a member of the board of directors of the Global Semiconductor Alliance (GSA) from March 2011 to August 2013. Dr. Tewksbury holds a B.S. in Architecture and an M.S. and a Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology. We believe that Dr. Tewksbury is qualified to serve as a member of our Board and as the Chair of our Board of Directors due to his industry knowledge and expensive experience as an executive and director for public technology companies.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Karin Rådström	45	2021	Director

Kristin Slanina	54	2023	Director

Ernest E. Maddock	66	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

KARIN RÅDSTRÖM	Age 45

Karin Rådström has served as a member of our Board since October 2021. Ms. Rådström has been serving as Chief Executive Officer of Mercedes-Benz Trucks, a commercial vehicle manufacturer, and a member of the Board of Management of Daimler Truck AG, Germany since February 2021 and as a member of the Supervisory Board of Piab AB, Sweden, a manufacturer of vacuum pumps, since June 2019. From March 2019 to January 2021, Ms. Rådström served as Head of Sales and Marketing and as a member of the Executive Board of Scania CV AB (“Scania”), a commercial vehicle manufacturer. She previously served as Senior Vice President, Head of Buses and Coaches of Scania from November 2016 to February 2019 and as Director of Pre-Sales and Marketing Communication of Scania East Africa Ltd. from October 2014 to December 2015. Ms. Rådström has a degree in Industrial Engineering from the Royal Institute of Technology, Stockholm, Sweden. Ms. Rådström brings significant experience from managing a global commercial vehicle manufacturer to the Company’s Board and her broad knowledge on technological transformation in the automotive industry is beneficial to Ouster’s Board, specifically in the development of Ouster’s ADAS/automotive strategy.

KRISTIN SLANINA	Age 54

Kristin Slanina has served as a member of our Board since February 2023. Ms. Slanina is the Chief Innovation Officer at ParkMyFleet, a provider of parking locations and technology solutions for fleet operations, a position she has held since March 2021. Previously, she served as Chief Operating Officer of TrueCar, an automotive pricing and information website for new and used car buyers, from September 2020 to March 2021 where she led the newly formed solutions group and helped the company accelerate into its next phase of growth. Before TrueCar, she was Chief Transformation Officer of Thirdware Consulting, an IT consulting organization, from January 2019 to September 2020, where she led the Emerging Technology group and paved the way for Thirdware’s status as a Tier 1 partner with Ford and other OEMs on vehicle software development, machine learning and blockchain technology. Prior, Ms. Slanina has held roles of increasing responsibility at Ernst & Young, a global professional services firm, and Fiat Chrysler Automobiles, a manufacturer of automobiles, after spending the first 18 years of her career at Ford Motor Company, beginning as a powertrain engineer. Ms. Slanina has served on the Board of Comstock Inc. (NYSE: LODE) since May 2022. Previously, Ms. Slanina served on the board of Velodyne from July 2021 to February 2023. She holds an M.S. and a B.S. in Mechanical Engineering from Massachusetts Institute of Technology. We believe Ms. Slanina is qualified to serve on our Board due to her broad knowledge of the technology industry as well as her extensive operational experience within the technology sector.

ERNEST E. MADDOCK	Age 66

Ernest E. Maddock has served as a member of our Board since February 2023. Mr. Maddock served as Chief Financial Officer of Micron Technology, Inc., a semiconductor manufacturing company, from 2015 until his retirement in 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Riverbed Technology, Inc., an information technology company, from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at the semiconductor capital equipment company Lam Research Corporation, culminating in the position of Chief Financial Officer from 2008 to 2013. Mr. Maddock has served on the boards of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT), a semiconductor manufacturing company, since June 2018, Avnet (Nasdaq: AVT), a technology distribution company, since August 2021 and Teradyne (Nasdaq: TER), a semiconductor capital equipment and robotics company, since November 2022. Mr. Maddock previously served on the Board of Intersil Corporation (Nasdaq: ISIL), a semiconductor company, from 2015 until its acquisition in 2017. Mr. Maddock received a BS in Industrial Management from the Georgia Institute of Technology and an MBA with a specialization in Finance from Georgia State University. We believe that Mr. Maddock is qualified to serve as a member of our Board due to his experience as a director and financial officer for multiple public technology companies and his decades of finance and operations experience in high tech businesses.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Virginia Boulet	70	2023	Director

Riaz Valani	47	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

VIRGINIA BOULET	Age 70

Virginia Boulet has served as a member of our Board since February 2023. She served as a Managing Director of Legacy Capital, LLC, an investment company, from April 2014 until 2019. From 2014 through 2018, she was an adjunct professor of law at Loyola University Law School. From 2002 to March 2014, Ms. Boulet served as Special Counsel at the law firm of Adams and Reese, LLP. She also served as President and Chief Operating Officer of IMDiversity, Inc. from March 2002 to March 2004. Prior to 2002, Ms. Boulet was a partner at the law firms of Phelps Dunbar, LLP and Jones Walker. Ms. Boulet serves as a director of W&T Offshore, Inc (NYSE: WTI), an oil and gas production company, as the Chairperson of its Nominating and Corporate Governance Committee and on its Audit and Compensation committees. Additionally, Ms. Boulet served on the board of Velodyne from November 2011 to February 2023 and was appointed Chairperson of the Velodyne board in July 2022. Additionally, Ms. Boulet previously served on the board of Lumen Technologies, Inc. (NYSE: LUMN), a telecommunications company, from 2002 to 2021. Ms. Boulet received a B.A. from Yale University, and a J.D., cum laude, from Tulane University. We believe Ms. Boulet is qualified to serve on our Board due to her extensive experience representing public and private technology companies and advising their boards and committees, as well as her knowledge of business, legal and governance issues faced by public companies.

RIAZ VALANI	Age 47

Riaz Valani has served as a member of our Board since February 2023. Mr. Valani has served as a General Partner and founder at Global Asset Capital, a private equity investor with diversified interests in venture capital, structured finance, and real estate, since 2015. He previously served as Chairman of Viventures Partners SA, a global venture capital firm, President of IMDI/Sonique, and a member of Gruntal & Co.’s asset securitization group. Mr. Valani has 20 years of experience as an investor and director of early stage and growth technology companies, from inception to IPO. Mr. Valani has served on the board of Better Home & Finance Holding Company (Nasdaq: BETR), a homeownership company, since February 2021. Mr. Valani also currently serves on the boards of several private companies. Riaz also serves on the board of Pratham USA, a charity that supports the work of Pratham, an innovative learning organization created to improve the quality of education in India. Mr. Valani’s experience as an early investor in our Company and on numerous boards of directors are expected to bring valuable perspective to our Board.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee of the Board (the “Audit Committee”) has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2023. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2025. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Ouster.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Ernest E. Maddock (Chair)

Susan Heystee

Kristin Slanina

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2023 and 2022 (in thousands):

Fee Category	Fiscal 2023	Fiscal 2022

Audit Fees	$2,471,345	$1,265,000

Audit-Related Fees	$650,000	$448,900

All Other Fees	$15,000	$675,000

Total Fees	$3,136,345	$2,388,900

AUDIT FEES

Audit fees in 2023 and 2022 consisted of fees for the audit of our annual financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, the review of financial statements to be included in registration statements, services associated with the issuance of comfort letters and the issuance of consents to registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”.

In 2023, our audit-related fees consisted of fees associated with assurance and related services, including but not limited to the internal control reviews and audits in connection with the Velodyne Merger and other technical accounting matters. In 2022, our audit-related fees consisted of fees associated with the issuance of comfort letters in connection with our April 2022 open market sale agreement, regulatory filings with the SEC and other technical accounting matters.

ALL OTHER FEES

For 2023, all other fees consisted of fees related to technical research tools and similar resources.

For 2022, all other fees consisted of fees related to services provided in connection with the Velodyne Merger and services associated with the issuance of comfort letters and the issuance of consents to registration statements.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21(a) under the Securities Exchange Act of 1934, as amended, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2023 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design our performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company and individual achievement.

This vote is merely advisory and will not be binding upon the Company, our Board or the Board’s Compensation Committee (the “Compensation Committee”), nor will it create or imply any change in the duties of the Company, our Board, or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. At our 2023 annual meeting of stockholders, approximately 94% of the votes cast were voted “for” the proposal. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

At our annual meeting of stockholders held on June 9, 2022, our stockholders recommended, on an advisory basis, that future stockholder votes on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. An annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal. Accordingly, our next advisory say-on-pay vote (following the advisory vote at this Annual Meeting) is expected to occur at our 2025 annual meeting of stockholders.

VOTE REQUIRED

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers will require the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast, and accordingly will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

PROPOSAL 4: Approval of the Amended and Restated 2022 Employee Stock Purchase Plan to Increase the Number of Shares Authorized for Issuance.

We are asking our stockholders to approve the A&R ESPP to increase the number of shares authorized for issuance under the current 2022 Employee Stock Purchase Plan by 2,000,000 shares, resulting in an increase to our A&R ESPP available share reserve from 695,000 shares to 2,695,000 shares. Our Board, upon recommendation of our Compensation Committee, approved the increase by 2,000,000 shares of the shares authorized for issuance in April 2024, subject to stockholder approval.

The purpose of the A&R ESPP is to assist our employees in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to increase employee proprietary interest in our success and to encourage them to remain in the employment of the Company. We believe that the A&R ESPP aligns employee interests with that of our stockholders, is an important component of the benefits we offer to our employees and serves as a key recruiting and retention tool in a competitive market. Since adoption of the A&R ESPP in 2022, we averaged approximately 100 employees participating in the A&R ESPP in each offering and purchase period.

The A&R ESPP currently operates using consecutive and overlapping 24-month offering periods, each of which is comprised of four 6-month purchase periods. If approved by our stockholders, the increase in shares for the A&R ESPP will go into effect for the first offering that commences after stockholder approval, currently scheduled for November 15, 2024.

Under the A&R ESPP, eligible employees purchase our common stock at a discount through accumulated payroll deductions. The A&R ESPP includes a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

A copy of the proposed A&R ESPP is included as Annex A to this Proxy Statement.

The A&R ESPP became effective on June 9, 2022 when it was first approved by Company stockholders, and provides for the issuance of up to 6,950,000 shares of our common stock. The number of shares reserved for issuance under the A&R ESPP was adjusted to 695,000 on April 21, 2023 to reflect the Company’s 1 for 10 reverse stock split. Since the A&R ESPP became effective, a total of 289,689 split-adjusted shares have been issued under the A&R ESPP.

Background on Share Request

In its determination to approve the 2,000,000 share increase to the A&R ESPP, our Board and Compensation Committee reviewed an analysis prepared by Semler Brossy, its compensation consultant, which included an analysis of our historical share usage, certain dilution metrics and the costs of the A&R ESPP. Specifically, our Board and Compensation Committee considered the following:

•

During the Offering Period ended on November 15, 2023, we issued a total of 194,626 shares out of a maximum of 599,937 shares and saw the number of participants increase by approximately 1% over the prior year. Further, participating employees for the Offering Period ended May 15, 2024 elected to contribute an average of 9% of their eligible earnings to purchase shares under the A&R ESPP. As such, our Board and Compensation Committee believe that the A&R ESPP acts as an important incentive to both newly hired and existing employees to invest in our common stock and aligning their interests with the interests of our stockholders.

•

Our Board and Compensation Committee considered the dilutive effect of the share increase to the A&R ESPP and sought to balance such dilutive effect with the benefits of providing sufficient shares to promote employee participation. We anticipate the additional 2,000,000 shares under the A&R ESPP plus our current share reserve would provide sufficient shares in the plan reserve for approximately five years after the Annual Meeting.

In light of the factors described above, and our Board’s and our Compensation Committee’s assessment that the ability to continue to offer the opportunity to purchase shares of our common stock is important to our ability to continue to attract and retain employees in the labor markets in which we compete, our Board and our Compensation Committee have determined that the size of the increase in the share reserve under the A&R ESPP is reasonable and appropriate at this time.

Summary of the A&R ESPP

The A&R ESPP is designed to allow eligible employees and consultants of the Company and its subsidiaries that are designated to participate in the A&R ESPP to purchase shares of Ouster common stock with their accumulated payroll deductions. The A&R ESPP is divided into two components: the “Section 423 Component” and the “Non-Section 423 Component”. The Section 423 Component is intended to qualify under Section 423 of the Code. The Non-Section 423 Component is not intended to qualify under Section 423 of the Code and will be used to permit certain non-U.S. employees, eligible consultants and certain U.S. employees who are employed by certain of our subsidiaries that do not participate in the Section 423 Component to purchase shares of Ouster common stock on similar terms as the Section 423 Component.

The principal provisions of the A&R ESPP are summarized below. This summary is qualified by reference to the full text of the A&R ESPP, which is attached as Annex A to this Proxy Statement.

Administration

Subject to the terms and conditions of the A&R ESPP, the Compensation Committee administers the A&R ESPP. The Compensation Committee can delegate administrative tasks under the A&R ESPP to the services of an agent and/or employees to assist in the administration of the A&R ESPP. The administrator will have the discretionary authority to administer and interpret the A&R ESPP. Interpretations and constructions of the administrator of any provision of the A&R ESPP or of any rights thereunder will be conclusive and binding on all persons. We bear all expenses and liabilities incurred in the A&R ESPP administration.

Shares Available for Awards

The maximum number of shares of our common stock that will be authorized for sale under the A&R ESPP is 2,695,000 shares of common stock. The shares reserved for issuance under the A&R ESPP may be authorized but unissued shares or reacquired shares.

Eligibility

Employees eligible to participate in the A&R ESPP for a given offering period generally include employees who are employed by us or one of our designated subsidiaries on the first day of the offering period, or the enrollment date. Our employees (and, if applicable, any employees of our subsidiaries) who customarily work less than five months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in the A&R ESPP. Finally, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all our classes of stock or of one of our subsidiaries are not allowed to participate in the A&R ESPP.

A consultant may be designated by the Committee to participate in the Non-Section 423 Component if the consultant is engaged by us or one of our designated subsidiaries, including, without limitation, through a professional employer organization, on a given enrollment date for an offering period. In no event shall a consultant be eligible to participate in the Section 423 Component.

As of March 31, 2024, we had approximately 220 employees who could have been eligible to participate in the Section 423 Component, and we do not currently permit any of our non-employee directors or consultants to participate.

Participation

Employees may enroll under the A&R ESPP by completing a payroll deduction form permitting the deduction from their compensation of at least 1% of their compensation but not more than 15% of their compensation. Such payroll deductions may be expressed as either a whole number percentage or a fixed dollar amount, and the accumulated deductions will be applied to the purchase of shares on each purchase date. Eligible consultants may become a participant in the Non-Section 423 Component by completing a fee deduction authorization.

Offering

Under the A&R ESPP, participants are offered the option to purchase shares of our common stock at a discount during a series of successive and overlapping offering periods, the duration and timing of which will be determined by the A&R ESPP administrator. However, in no event may an offering period be longer than 27 months in length. The offering periods are each comprised of one or more equal length or shorter purchase periods. Currently, each offering period is 24 months and comprised of four 6-month purchase periods. If the fair market value of a share of common stock on any exercise date (other than the final scheduled exercise date of an offering period) is lower than the fair market value of a share of common stock on the grant date of an offering period, then the offering period will automatically terminate, and each participant will automatically be enrolled in the next offering period.

The option purchase price will be the lower of 85% of the closing trading price per share of our common stock on the first trading date of an offering period in which a participant is enrolled or 85% of the closing trading price per share on the purchase date. Our closing trading price of our common stock as of April 15, 2024 was $7.63.

Under the Section 423 Component, participants may not purchase shares of our common stock at a rate which exceeds $25,000 of fair market value of our stock (determined at the time the option to purchase shares under the A&R ESPP is granted) for each calendar year in which the option is outstanding (as determined in accordance with Section 423 of the Code).

Unless a participant has previously canceled his or her participation in the A&R ESPP before the purchase date, the participant will be deemed to have exercised his or her option in full as of each purchase date. Upon exercise, the participant will purchase the number of whole shares that his or her accumulated payroll deductions will buy at the option purchase price, subject to the participation limitations listed above.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant will have the option to either (i) receive a refund of the participant’s account balance in cash without interest or (ii) exercise the participant’s option for the current offering period for the maximum number of shares of common stock on the applicable purchase date, with the remaining account balance refunded in cash without interest. Following at least one payroll deduction, a participant may also decrease (but not increase) his or her payroll deduction authorization once during any offering period. If a participant wants to increase or decrease the rate of payroll withholding, he or she may do so effective for the next offering period by submitting a new form before the offering period for which such change is to be effective.

A participant may not assign, transfer, pledge or otherwise dispose of (other than by will or the laws of descent and distribution) payroll deductions credited to a participant’s account or any rights to exercise an option or to receive shares of our common stock under the A&R ESPP, and during a participant’s lifetime, options in the A&R ESPP shall be exercisable only by such participant. Any such attempt at assignment, transfer, pledge or other disposition will not be given effect.

Adjustments

In the event of any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by us, we will proportionately adjust the aggregate number of shares of our common stock offered under the A&R ESPP, the number and price of shares which any participant has elected to purchase under the A&R ESPP and the maximum number of shares which a participant may elect to purchase in any single offering period. If there is a proposal to dissolve or liquidate us, then the A&R ESPP will terminate immediately prior to the consummation of such proposed dissolution or liquidation, and any offering period then in progress will be shortened by setting a new purchase date to take place before the date of our dissolution or liquidation. We will notify each participant of such change in writing at least ten business days prior to the new exercise date. If we undergo a merger with or into another corporation or sell all or substantially all of our assets, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or the parent or subsidiary of the successor corporation. If the successor corporation refuses to assume the outstanding options or substitute equivalent options, then any offering period then in progress will be shortened by setting a new purchase date to take place before the date of our proposed sale or merger. We will notify each participant of such change in writing at least ten business days prior to the new exercise date.

Amendment and Termination

The Board may amend, suspend or terminate the A&R ESPP at any time. However, the Board may not amend the A&R ESPP without obtaining shareholder approval within 12 months before or after such amendment to the extent required by applicable laws.

Material United States Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to the purchase of shares under the A&R ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Certain taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. As such, tax consequences for employees participating in the Non-Section 423 Component of the A&R ESPP are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The Section 423 Component of the A&R ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the A&R ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the A&R ESPP. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and Ouster will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and Ouster will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

New Plan Benefits

The number of shares of our common stock that may be purchased under the A&R ESPP is dependent upon the fair market value of our common stock on the first of the offering period and last day of the purchase period, the voluntary election by each eligible employee to participate and the amount each participant has elected to contribute to an offering period, and is not currently determinable.

The following table states the amounts which were received by each of the named individuals and groups under our A&R ESPP from its inception through November 15, 2023.

Name	Number of Shares (#)

Angus Pacala	-

Mark Weinswig	3,000

Darien Spencer

All current executive officers as a group	4,193

All current non-executive officer directors as a group(1)	-

All nominees for election as a director	-

Susan Heystee	-

Angus Pacala	-

Theodore L. Tewksbury, Ph.D.	-

Associate of any such directors, executive officers or nominees	-

Other persons who received or is to receive 5% of such options or rights	-

All non-executive officer employees as a group	282,496

(1)	Non-executive officer directors are not eligible to participate in the A&R ESPP.

VOTE REQUIRED

The approval of the A&R ESPP to increase the number of shares authorized for issuance will require the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast, and accordingly will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of the A&R ESPP to increase the number of shares authorized for issuance.

PROPOSAL 5: Approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.

We are asking our stockholders to approve the Velodyne Plan so that we can make grants of equity awards under the Velodyne Plan to all of our service providers without regard to whether those service providers previously provided services to the Company. The Velodyne Plan was adopted by the board of directors of Graf Industrial Corp. (“Graf”) on September 13, 2020 and was approved by Graf stockholders on September 29, 2020 in connection with the business combination of Graf with Velodyne. The Company assumed the Velodyne Plan on February 10, 2023 in connection with its merger with Velodyne (the “Velodyne Merger”), and, in connection with the assumption, all outstanding awards under the Velodyne Plan, as well as the shares available for issuance under the Velodyne Plan and the formula for automatic share reserve increases under the Velodyne Plan, were adjusted to reflect the 0.8402 shares of Company common stock received by Velodyne stockholders in exchange for each Velodyne share of common stock. All outstanding awards under the Velodyne Plan, as well as the shares available for issuance under the Velodyne Plan and the formula for automatic share reserve increases under the Velodyne Plan, were further adjusted on April 21, 2023 to reflect the Company’s 1 for 10 reverse stock split.

After applying the adjustments described above, an aggregate of 3,363,709 shares of Company common stock have been reserved for issuance under the Velodyne Plan. The number of shares reserved for issuance under the Velodyne Plan increases automatically on the first business day of each of our fiscal years, with the next increase scheduled for January 1, 2025, ending on and including January 1, 2030 by a number equal to the lesser of (i) 820,400 or (ii) a smaller number of shares of the Company’s common stock determined by the Board. Shares of the Company’s common stock subject to or issued pursuant to awards that are forfeited, cancelled or expire before being exercised or settled shall again become available for issuance under the Velodyne Plan as well as shares issued pursuant to an award but later reacquired by the Company and any shares applied to pay the exercise price of any options or satisfy tax withholding obligations.

Pursuant to the New York Stock Exchange Listed Company Manual, following the assumption of the Velodyne Plan in the Velodyne Merger, we can only make grants under the Velodyne Plan to service providers who did not provide services to the Company or its subsidiaries prior to February 10, 2023, the date the Velodyne Merger closed. We are asking our stockholders to approve the Velodyne Plan to permit grants to be made to all service providers of the Company and its subsidiaries, including service providers who provided services to the Company and its subsidiaries prior to February 10, 2023.

A summary of the Velodyne Plan is set forth below. This summary is qualified in its entirety by the full text of the Velodyne Plan, which is attached Annex B.

Reasons for the Requesting Stockholder Approval

Our Board unanimously recommends that you vote FOR the Velodyne Plan for the following reasons:

•

We are not expanding the number of shares to be reserved for issuance under the Velodyne Plan or otherwise amending the terms of the Velodyne Plan, but rather just expanding which of our service providers may be granted awards under the Velodyne Plan.

•

The Company’s goal of integration and treatment of all employees as employees of the Company is severely affected by this non-substantive requirement that grants under the Velodyne Plan only be made to service providers who did not provide services to the Company or its subsidiaries prior to February 10, 2023. This arbitrary constraint impairs our ability to allocate equity awards among our service providers without regard to whether the service provider is a legacy Company service provider or Velodyne service provider while serving no substantive purpose since the affected service providers are all service providers of the Company.

•

The Company is seeking to eliminate or reduce burdensome administrative tasks that serve no purpose and consume Company resources whether time, labor or both. Through the Velodyne Merger, the Company assumed the Velodyne Plan previously approved by the Velodyne stockholders. The Company must track and administer the Velodyne Plan separately, including tracking grants and forfeitures separately for legacy Velodyne service providers (e.g., employees and directors) from legacy Company service providers.

Burn Rate and Overhang

In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations, divided by the sum of the undiluted weighted-average shares of our common stock outstanding during the year plus the number of options and restricted stock units that have been granted and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. We granted 3,015,904 restricted stock units in 2023 under our 2021 Incentive Award Plan and, following the closing of the Velodyne merger, the Velodyne Plan (together, the “Active Plans”). We did not grant any other equity awards in 2023. In February 2023, we assumed restricted stock units and restricted stock awards covering 2,523,409 shares of our common stock in the Velodyne merger, which we do not include as being granted by us in 2023 when calculating burn rate. During 2023, options to purchase 87,770 shares and 793,135 restricted stock units were forfeited or canceled under our equity plans in 2023. As of December 31, 2023, the number of weighted-average shares outstanding was 37,042,081, and the total number of shares of our common stock underlying stock options and restricted stock units outstanding under our equity plans was 1,871,649 and 3,074,939, respectively. For fiscal 2023, our burn rate, calculated as described above, was 5.08%. Our three-year average burn rate, calculated as described above, from fiscal 2021 through fiscal 2023 was 4.36%.

We define “overhang” as the shares subject to equity awards outstanding, plus shares available to be granted (the “available equity award shares”), divided by the total shares of common stock outstanding. The overhang measures the potential dilutive effect of outstanding equity awards and available equity award shares.

The following table shows the details of shares available for grant as of March 31, 2024, and as of December 31, 2023, including overhang calculations:

	March 31, 2024	December 31, 2023

Ouster, Inc. 2021 Incentive Award Plan	1,769,051	102,338

Velodyne Plan	1,736,349	1,077,184

Total Shares Available to Grant	3,505,400	1,179,522

Options, RSUs and restricted stock awards outstanding under all plans	5,163,293	5,323,507

Total overhang	8,668,693	6,503,029

Shares outstanding	44,978,704	43,257,863

Total overhang percentage	19.3%	15.0%

We believe that our burn rate and equity overhang are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes.

Summary

Summary of the Velodyne Plan

This section summarizes certain principal features of the Velodyne Plan. The summary is qualified in its entirety by reference to the complete text of the Velodyne Plan, which is attached to this proxy statement as Annex B.

Eligibility

Prior to the stockholder approval being sought in this proposal, current and prospective employees, non-employee directors, consultants, and advisors of the Company and its subsidiaries who did not provide services to the Company prior to the Veloydne Merger are eligible to be selected to participate in the Velodyne Plan provided that incentive stock options may only be granted to employees. If this proposal is approved by Company stockholders as provided below, then all current and prospective employees, non-employee directors, consultants and advisors of the Company and its subsidiaries will be eligible to be selected to participate in the Velodyne Plan. Assuming stockholder approval of this proposal, the persons who will be eligible to participate in the Velodyne Plan include all members of the Board, currently comprised of 7 non-employee directors, approximately 295 employees (including 3 NEOs) of the Company and its subsidiaries, as well as approximately 20 consultants of the Company and its subsidiaries.

Administration

The Board, the Compensation Committee or any other committee to which the Board has delegated authority administers the Velodyne Plan. The administrator has complete discretion to make all decisions relating to the Velodyne Plan and outstanding awards, including, among others, to select service providers who will receive awards under the Velodyne Plan and the type and number of awards and the terms of the awards, to make, amend and rescind rules relating to the Velodyne Plan and the awards granted under the Velodyne Plan, and to make all other decisions relating to the operation of the Velodyne Plan and awards granted under the Velodyne Plan.

Share Reserve

The aggregate number of shares that may be issued under the Velodyne Plan, after the adjustments described above, cannot exceed 3,363,709. The number of shares reserved for issuance under the Velodyne Plan increases automatically on the first business day of each of our fiscal years, with the next increase scheduled for January 1, 2025 and ending on and including January 1, 2030 by a number equal to the lesser of (i) 820,400 or (ii) a smaller number of shares of the Company’s common stock determined by the Board. Shares of the Company’s common stock subject to or issued pursuant to awards that are forfeited, cancelled or expire before being exercised or settled shall again become available for issuance under the Velodyne Plan as well as shares issued pursuant to an award but later reacquired by the Company and any shares applied to pay the exercise price of any options or satisfy tax withholding obligations.

Awards

The Velodyne Plan provides for the grant of stock options, including incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units.

•

Stock Options and SARs. Stock options provide for the option to purchase shares of the Company’s common stock in the future at an exercise price set on the grant date, which may not be less than 100% of the fair market value of the Company’s common stock on the grant date. The exercise price of options granted under the Velodyne Plan may be paid in cash or, at the discretion of the plan administrator, (i) with shares of the Company’s common stock already owned by the optionee, (ii) by an immediate sale of option shares through a broker approved by the Company, (iii) through a net-exercise procedure or (iv) any other method permitted by applicable law. SARs provide for the opportunity to receive a payment based upon the increase in value of the Company’s common stock from the date of grant through the date of settlement. The payment may be made in cash, shares of the Company’s common stock or a combination of the two and is equal to the fair market value of the Company’s common stock on the settlement date over the base price, which is determined at the grant date.

•	Restricted Stock and Restricted Stock Units. Restricted shares and restricted stock units may be awarded under the Velodyne Plan in return for any lawful consideration, and participants who receive restricted shares or restricted stock units generally are not required to pay cash for their awards. In general, these awards will be subject to vesting. Vesting may be based on length of service or upon satisfaction of other conditions determined by the plan administrator. Settlement of vested restricted stock units may be made in the form of cash, shares of common stock or a combination of the two.

Corporate Transactions

In the event the Company is party to a merger, consolidation, or certain change in control transactions, the treatment of outstanding awards granted under the Velodyne Plan, and all shares acquired under the Velodyne Plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by the plan administrator). Unless an award agreement provides otherwise, such treatment may include any of the following with respect to each outstanding award:

•	the continuation, assumption, or substitution of an award by a surviving entity or its parent;

•	in the case of an option or stock appreciation right, the cancellation of an award without payment of any consideration;

•

the cancellation of the vested portion of an award (and any portion that becomes vested as of the effective time of the transaction) in exchange for a payment equal to the excess, if any, of the value that the holder of each share of the Company’s common stock receives in the transaction over (if applicable) the exercise price otherwise payable in connection with the award; or

•

the assignment of any reacquisition or repurchase rights held by the Company in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

Each award held by a participant who remains a service provider with the Company as of the effective time of a merger or change in control will become fully vested and, if applicable, exercisable immediately prior to the effective time of the transaction, unless the applicable award agreement provides otherwise or the award is continued, assumed, or substituted (as provided above). The plan administrator is not required to treat all awards, or portions thereof, in the same manner.

The vesting of an outstanding award may be accelerated by the plan administrator upon the occurrence of a change in control, whether or not the award is to be assumed or replaced in the transaction, or in connection with a termination of service following a change in control transaction.

A change in control includes:

•	any person acquiring beneficial ownership of more than 50% of the Company’s total voting power;

•	the sale or other disposition of all or substantially all of the Company’s assets;

•	the merger or consolidation of the Company after which the Company’s voting securities represent 50% or less of the total voting power of the surviving or acquiring entity; or

•	the members of the Board cease to constitute a majority of the members of the Board over a period of 12 months, excluding any new members appointed or elected by the then incumbent Board.

Changes in Capitalization

In the event of certain changes in the Company’s capital structure without receipt of consideration, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to (i) the maximum number and kind of shares available for issuance under the Velodyne Plan, including the maximum number and kind of shares that may be issued upon the exercise of incentive stock options and (ii) the maximum number and kind of shares covered by, and exercise price, base price, or purchase price, if any, applicable to each outstanding stock award.

Plan Amendment and Termination

The Board may amend or terminate the Velodyne Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Velodyne Plan, may materially and adversely affect an award outstanding under the Velodyne Plan without the consent of the affected participant and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The Velodyne Plan will remain in effect until September 13, 2030, unless earlier terminated by the Board. No awards may be granted under the Velodyne Plan after its termination.

Modifications, Repricings, Extensions and Assumptions

The Board may modify, reprice, extend or assume outstanding options and may accept the cancellation of options in exchange for a new option, different number of shares and at the same or different exercise price or another type of award.

Federal Income Tax Consequences

This discussion regarding federal tax consequences is intended for the general information of our stockholders, not Velodyne Plan participants. Alternative minimum tax and state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.

A participant granted nonqualified stock options having an exercise price per share that equals at least fair market value on the date of grant will not recognize taxable income at the time of grant. The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant granted incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize ordinary income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Velodyne Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units, dividend equivalents and other types of awards are generally subject to tax at the time of payment or share settlement. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to our current and former NEOs.

New Plan Benefits

As of March 31, 2024, 855,755 restricted stock units and 458,567 shares of restricted stock are outstanding under the Velodyne Plan. All future awards under the Velodyne Plan are subject to the discretion of the administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Velodyne Plan.

Awards Granted Under the Velodyne Plan

The following table shows the number of shares of our common stock underlying options, restricted stock units and restricted stock units granted under the Velodyne Plan between the closing of the Velodyne merger on February 10, 2023 and March 31, 2024 to certain individuals and certain groups of individuals.

Name	Stock Options (#)	Restricted Stock Units (#)	Restricted Stock Awards (#)

Angus Pacala

Mark Weinswig		112,000	83,087

Darien Spencer

Anna Brunelle

Adam Dolinko

All current executive officers as a group		112,000	83,087

All current non-executive officer directors as a group

All nominees for election as a director

Susan Heystee

Theodore L. Tewksbury, Ph.D.

Associate of any such directors, executive officers or nominees

Other persons who received or is to receive 5% of such options or rights

All non-executive officer employees as a group		864,192

Equity Compensation Plan Information

See the section of this Proxy Statement titled “Equity Compensation Plan Information” for additional information regarding the Velodyne Plan.

Interests of Directors and Executive Officers

Our directors and executive officers (including our named executive officers) have substantial interests in the matters set forth in the Velodyne Plan Proposal since equity awards may be granted to them in the future under the Velodyne Plan.

VOTE REQUIRED

The approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan will require the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast, and accordingly will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Current Position(s) at Ouster

Angus Pacala	36	Co-Founder, Chief Executive Officer and Director

Mark Frichtl	35	Co-Founder and Chief Technology Officer

Mark Weinswig	51	Chief Financial Officer

Darien Spencer	60	Chief Operating Officer

Megan Chung	50	General Counsel and Secretary

For Angus Pacala’s biography, see page 10 of this proxy statement.

Mark Frichtl co-founded Ouster in June 2015 and has served as our Chief Technology Officer since then. Previously, Mr. Frichtl was a Technologies Development Engineer at Apple, Inc. from April 2015 to May 2015 and an Engineer at Quanergy, Inc. from July 2013 to April 2015. Mr. Frichtl holds a Bachelor of Science degree in engineering physics and a Master of Science degree in mechanical engineering from Stanford University.

Mark Weinswig has served as our Chief Financial Officer since February 2023. Previously, Mr. Weinswig served as the Chief Financial Officer of Velodyne from May 2022 to December 2022. From 2018 through May 2022, Mr. Weinswig served as the Chief Financial Officer of Avinger, Inc., a Nasdaq-listed medical device company (“Avinger”). Prior to joining Avinger, Mr. Weinswig served as Chief Financial Officer at Aqua Metals, Inc., a Nasdaq-listed heavy metal recycling company, from August 2017 to March 2018. Mr. Weinswig has previously served as Chief Financial Officer of One Workplace, a designer and manufacturer of customized workspaces, from July 2016 to July 2017. From October 2010 to June 2016, Mr. Weinswig served as Chief Financial Officer of Emcore Corporation, a Nasdaq-listed designer and manufacturer of indium phosphide optical chips, components, subsystems and systems for the broadband and specialty fiber optics market. Earlier in his career Mr. Weinswig worked at Coherent, Inc., Avanex Corporation, which merged with Bookham Technology, Morgan Stanley and PricewaterhouseCoopers. He received an M.B.A. from the University of Santa Clara and a B.S. in business administration with an accounting major from Indiana University. He also holds the CFA (active) and CPA (inactive) designations.

Darien Spencer has served as our Chief Operating Officer since February 2023. From July 2017 to January 2023, he served as our Executive Vice President of Global Operations. Previously, Mr. Spencer was Executive Vice President of Operations and Chief Procurement Officer at Enphase Energy, an energy technology company, from August 2013 to April 2017. Prior to joining Enphase Energy, Mr. Spencer was General Manager of Business Units and Automation at Jabil Circuit, a product solutions company, from August 2012 to August 2013. Mr. Spencer has previously served as Co-Founder and Chief Operating and Procurement Officer at Optisolar / Novasolar Corporation from January 2007 to November 2012 and Senior Vice President of Asia Operations at Maxtor Corporation, a hard disk drive manufacturer, and Seagate Technology after the latter acquired Maxtor Corporation in May 2006, from January 2005 to January 2007.

Megan Chung has served as our General Counsel and Secretary since February 2023. Previously, Ms. Chung served as our Deputy General Counsel from July 2021 to February 2023. Prior to joining the Company, Ms. Chung served as a Partner at the law firm of Kilpatrick Townsend & Stockton LLP from 2014 to July 2021, including as Office Managing Partner for the firm’s San Diego office from October 2019 to July 2021. Ms. Chung’s practice focused on complex and technical intellectual property counseling, litigation, and portfolio management. Ms. Chung received her J.D. from the University of California, Davis School of Law and her B.A. and M.A. from Stanford University.

CORPORATE GOVERNANCE

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Ouster. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our Investors website at investors.ouster.com, or by writing to our Secretary at our offices at 350 Treat Avenue, San Francisco, California 94110.

BOARD COMPOSITION

Our Board currently consists of eight (8) members: Virginia Boulet, Susan Heystee, Ernest E. Maddock, Angus Pacala, Karin Rådström, Kristin Slanina, Theodore L. Tewksbury, Ph.D., and Riaz Valani. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

Board Diversity Matrix (As of April 23, 2024)

Total number of directors	8

	Female	Male

Part I: Gender Identity

Directors	4	4

Part II: Demographic Background

Asian	0	1

Hispanic or Latinx	0	0

White	4	3

DIRECTOR INDEPENDENCE

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that Virginia Boulet, Susan Heystee, Ernest E. Maddock, Karin Rådström, Kristin Slanina, Theodore L. Tewksbury, Ph.D. and Riaz Valani are each an “independent director,” as defined under the rules of the New York Stock Exchange (the “NYSE Rules”). In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence.

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. In connection with their initial election to our Board, Theodore L. Tewksbury was designated by Velodyne and Angus Pacala and Susan Heystee were designated by the Company pursuant to our merger agreement with Velodyne to serve on our Board. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board and committee meetings; diversity of whether the board has appropriate diversity of experience, qualifications, skills, gender and age; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Ouster, Inc., 350 Treat Avenue, San Francisco, California 94110. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS BY INTERESTED PARTIES

Any Company stockholder or other interested party who desires to communicate with our Board of Directors, the Chair of our Board, the lead director, if any, any chairperson of a Board committee, or our non-management or independent members of the Board, may do so by addressing such communications to the intended recipient by name or position in care of: Ouster, Inc. to the attention of the General Counsel, 350 Treat Avenue, San Francisco, California 94110.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide the Board with flexibility to select our Chair of the Board, any Vice Chair of the Board and our Chief Executive Officer in any way the Board considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chair and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chair should be selected from the independent directors.

Currently, the roles of Chair of the Board and Chief Executive Officer are separated. In addition, we currently have a Vice Chair of the Board. Our Board continues to believe that the separation of the positions of Chair of the Board and Chief Executive Officer, together with the role of Vice Chair, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. Our Board exercises its judgment in establishing, combining or separating the roles of Chair of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.

If the Chair is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a lead independent director. Presently, the Board has not appointed a lead independent director because the Chair is independent. From March 2023 until April 2024, Susan Heystee was appointed as lead independent director. If applicable, the lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair and any Vice Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board. When the Chair of the Board is an independent director, the Chair of the Board serves as lead independent director. The Board may modify its leadership structure in the future as it deems appropriate.

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee is also specifically responsible for overseeing the management of financial, cybersecurity and data privacy risks. For instance, during fiscal year 2023, the Audit Committee engaged in ongoing review of the measures taken by management to remediate the control deficiencies that led to the material weaknesses described in Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As previously disclosed, significant progress has been made in response to the material weaknesses, and the Audit Committee will continue to closely monitor management’s remediation measures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and other corporate governance matters. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

EXECUTIVE SESSIONS

The non-management, independent members of the Board meet in regularly scheduled executive sessions. Theodore L. Tewksbury, as independent Chair of the Board, presides over such executive sessions.

ANTI-HEDGING POLICY

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION POLICY

Ouster has adopted a Recovery of Erroneously Awarded Compensation Policy, effective as of October 2, 2023, to comply with final SEC and NYSE rules that require the clawback of certain erroneously awarded compensation. In conformance with these rules, our policy requires the clawback by the Company of certain incentive-based compensation paid to current and former executive officers in the event that the Company is required to prepare an accounting restatement.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Conduct is available on our Investors website at investors.ouster.com in the “Governance” section. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE Rules will be disclosed on our website. We granted no waivers under our Code of Conduct with respect to our executive officers or directors in fiscal 2023.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were 10 meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which he or she served during the period in which he or she served as a director, except for Riaz Valani. Last year, all of our directors attended the 2023 annual meeting of stockholders.

Under our Corporate Governance Guidelines, which are available on our website at www.ouster.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), and the annual meeting of stockholders, with the understanding that, on occasion, a director may be unable to attend a meeting. All directors are expected to attend at least 75% of Board and applicable committee meetings. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

COMMITTEES OF THE BOARD

Our Board has established three standing committees: Audit, Compensation and Nominating and Corporate Governance — each of which operates pursuant to a written charter that has been approved by our Board specifically for each respective committee.

The members of each of the Board committees are set forth in the following chart:

Name	Audit	Compensation	Nominating and Corporate Governance

Virginia Boulet			Chair

Susan Heystee (Vice Chair of the Board)	X	Chair

Ernest E. Maddock	Chair	X

Karin Rådström			X

Kristin Slanina	X	X

Theodore L. Tewksbury, Ph.D. (Chair of the Board)

Riaz Valani			X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	overseeing our financial and accounting controls, including our internal audit function, and compliance with legal and regulatory requirements;

•	overseeing enterprise risk management, including the management of financial risks and cybersecurity risks;

•	reviewing related person transactions;

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee charter is available on our website at www.ouster.com. The current members of the Audit Committee are Ernest E. Maddock, Susan Heystee and Kristin Slanina, with Ernest E. Maddock serving as the chair.

Our Board has determined that each of Ernest E. Maddock, Susan Heystee and Kristin Slanina are independent directors under NYSE Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. In addition, our Board has affirmatively determined that the simultaneous service by Ernest E. Maddock on the audit committees of more than three other public companies’ boards of directors does not impair his ability to effectively serve on our Audit Committee. Our Board has also determined that each of Ernest E. Maddock, Susan Heystee and Kristin Slanina meets the “financial literacy” requirement for Audit Committee members under NYSE Rules and that Ernest E. Maddock is an “audit committee financial expert” within the meaning of the SEC rules and has accounting or related financial management expertise as required under the NYSE Rules.

The Audit Committee met 6 times during the fiscal year ended December 31, 2023.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

•

reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and, based upon this evaluation (either alone, or if directed by our Board, in conjunction with a majority of the independent directors of our Board), setting the compensation of our Chief Executive Officer;

•	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

•	reviewing and making recommendations to our Board regarding the compensation of our directors as well as directors’ and officers’ indemnification and insurance arrangements;

•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

•	administering and overseeing our compliance with the compensation recovery policy required by applicable SEC and NYSE rules; and

•	appointing and overseeing any compensation consultants.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.ouster.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2023, the Compensation Committee engaged Pay Governance to assist in making decisions regarding the amount and type of compensation to provide our executives and non-employee directors. Subsequently, in the third quarter of 2023, the Compensation Committee engaged Semler Brossy to serve as a compensation consultant on executive compensation matters. The Compensation Committee has considered the adviser independence factors required under NYSE rules as they relate to Pay Governance and to Semler Brossy and has determined that neither Pay Governance’s work nor Semler Brossy’s work raises a conflict of interest.

The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s amended and restated bylaws (the “Bylaws”) and applicable NYSE Rules.

The current members of our Compensation Committee are Susan Heystee, Ernest E. Maddock and Kristin Slanina with Susan Heystee serving as the chair. Each member of our Compensation Committee meets the requirements for independence under the current NYSE Rules, including the NYSE Rules applicable to compensation committee membership. Each member of our Compensation Committee is also a non-employee director, as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee met 5 times during the fiscal year ended December 31, 2023.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

•	recommending to our Board the nominees for election to our Board at annual meetings of stockholders and director candidates to fill vacancies occurring between annual meetings of stockholders;

•	reviewing the Board leadership structure and recommending any proposed changes to the Board;

•	overseeing an annual evaluation of the Board and its committees;

•	overseeing succession planning for the Chief Executive Officer and other executive officer roles; and

•	developing and recommending to our Board a set of corporate governance guidelines and overseeing other corporate governance matters.

The Nominating and Corporate Governance Committee charter is available on our website at www.ouster.com. Our Nominating and Corporate Governance Committee consists of Virginia Boulet, Karin Rådström and Riaz Valani, with Virginia Boulet serving as the chair. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the current NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met 3 times during the fiscal year ended December 31, 2023.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our 2023 named executive officers. Our named executive officers and their positions for the year ended December 31, 2023 (collectively, the “named executive officers”) are:

•	Angus Pacala, our Chief Executive Officer;

•	Mark Weinswig, our Chief Financial Officer;

•	Darien Spencer, our Chief Operations Officer;

•	Anna Brunelle, our former Chief Financial Officer; and

•	Adam Dolinko, our former General Counsel and Secretary.

Ms. Brunelle and Mr. Dolinko ceased serving as our Chief Financial Officer and General Counsel and Secretary, in each case, as of the closing of our merger with Velodyne on February 10, 2023. Mr. Dolinko terminated employment with us on February 10, 2023, and Ms. Brunelle continued employment with us as an advisor through May 17, 2023.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion. As a smaller reporting company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting company.

2023 Summary Compensation Table

The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal year ended December 31, 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

Angus Pacala	2023	324,999	368,400	354,871	8,692	1,056,962

Chief Executive Officer	2022	160,000	-	-	6,400	166,400

Mark Weinswig(3)	2023	327,307	1,100,288	242,405	7,570	1,677,570

Chief Financial Officer

Darien Spencer	2023	324,904	1,100,288	187,673	12,557	1,625,422

Chief Operations Officer	2022	286,828	1,496,513	-	12,184	1,795,525

Anna Brunelle(4)	2023	128,750	2,297,810	-	396,313	2,822,873

Former Chief Financial Officer	2022	325,000	1,552,937	-	13,000	1,890,937

Adam Dolinko(5)	2023	43,750	3,303,819		473,515	3,821,084

Former General Counsel and Secretary	2022	325,000	286,096	-	13,000	624,096

(1)

For Messrs. Pacala, Weinswig and Spencer, amounts reflect the full grant-date fair value of stock awards granted during fiscal 2023 computed in accordance with ASC Topic 718. For Ms. Brunelle and Mr. Dolinko, amounts reflect the incremental fair value of stock awards attributable to accelerated vesting of their RSUs in connection with their termination of service computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards made to named executive officers in Note 11 of our financial statements included in our Form 10-K.

(2)

For Messrs. Pacala, Weinswig and Spencer, amounts reported for fiscal 2023 constitute 401(k) employer matching contributions. For Ms. Brunelle, the amount represents: (i) $2,500 in 401(k) employer matching contributions; (ii) $344,563 in cash severance payments;

(iii) $31,250 in accrued but unused paid time off paid in connection with her termination of service; and (iv) $18,000 estimated COBRA premiums paid in connection with her termination of service. For Mr. Dolinko, the amount represents: (i) $1,750 in 401(k) employer matching contributions; (ii) $422,500 in cash severance payments; (iii) $25,265 in accrued but unused paid time off paid in connection with his termination of service; and (iv) $24,000 estimated COBRA premiums paid in connection with her termination of service.

(3)	Mr. Weinswig commenced employment with us on February 10, 2023 in connection with the closing of our merger with Velodyne.

(4)

Ms. Brunelle ceased serving as our Chief Financial Officer on February 10, 2023 in connection with the closing of our merger with Velodyne, and she continued employment with us as an advisor through May 17, 2023.

(5)	Mr. Dolinko’s service with the Company terminated on February 10, 2023 in connection with the closing of our merger with Velodyne.

Narrative to the Summary Compensation Table

2023 Annual Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

We retain the discretion to increase the annual base salaries of our named executive officers from time to time. Accordingly, effective as of April 1, 2023, following the completion of our merger with Velodyne, Mr. Pacala’s annual base salary was increased from $180,000 to $400,000, Mr. Weinswig’s annual base salary remained $370,000 and Mr. Spencer’s annual base salary was increased from $325,000 to $350,000. The adjustments were made following our compensation committee’s review of market data on compensation.

In the third quarter of 2023, in connection with our reduction in force, Mr. Pacala’s annual base salary was temporarily reduced by 50%, to $200,000, Mr. Weinswig’s annual base salary was reduced by 10%, to $333,000, and Mr. Spencer’s annual salary was reduced by 10% to $315,000. In early 2024, our compensation committee eliminated the temporary base salary reductions and, after its review of our financial performance for 2023, retroactively reversed the temporary base salary reductions. The amounts included in the 2023 Summary Compensation Table reflect the full base salary earned by each named executive officer after giving effect to the reversal of the temporary base salary reductions.

Short-Term Incentive Compensation

For 2023, each of our executive officers was eligible to earn performance-based, short-term incentive compensation based on pre-set quantitative performance goals. In March 2023, our compensation committee established Mr. Pacala’s target bonus opportunity for 2023 at 100% of his annual base salary, Mr. Weinswig’s target bonus opportunity for 2023 at 60% of his annual base salary and Mr. Spencer’s target bonus opportunity for 2023 at 50% of his annual base salary. In early 2023, our compensation committee also established certain financial metrics as the performance goals for the short-term incentive compensation plan. In May 2023, the financial metrics under the short-term incentive compensation plan were revised to be consistent with the Company’s change in strategy.

In July 2023, Mr. Pacala’s target bonus opportunity for the third and fourth fiscal quarters was reduced by 100%, to zero, and Messrs. Weinswig’s and Spencer’s target bonus opportunities were reduced by 10% for the third and fourth fiscal quarters. In early 2024, each of the named executive officer’s target bonus opportunity was retroactively restored, and our compensation committee determined that the financial metrics were achieved at 109%. The bonuses set forth in the 2023 Summary Compensation Table were paid in cash in April 2024.

Equity Compensation

We grant equity awards, typically comprised of restricted stock units, to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our stockholders.

In March 2023, our compensation committee granted Mr. Pacala 37,500 restricted stock units, and each of Mr. Weinswig and Mr. Spencer 112,000 restricted stock units, in each case, after giving effect to our 1 for 10 reverse stock split completed on April 21, 2023. Mr. Pacala’s grant vests as to 100% of the restricted stock units on the first anniversary of the grant date, subject to continued service to us through the vesting date. Our compensation committee sized Mr. Pacala’s grant in line with its one-year vesting schedule in order to conserve shares under our 2021 Incentive Award Plan and manage dilution. Mr. Weinswig’s and Mr. Spencer’s grants vest in equal quarterly installments over four years, subject to continued service to us through the applicable vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match 4% of a participant’s annual eligible contribution to the 401(k) plan, up to the IRS limit. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. We did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to other employees in 2023.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023. All amounts in the table are reported after giving effect to our 1 for 10 reverse stock split completed on April 21, 2023.

		Option Awards				Stock Awards

Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Per Share Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Angus Pacala	10/2/2020(2)	435,976	-	2.13	10/1/2030

	10/2/2020 (3)	345,147	90,828	14.22	10/1/2030	-	-

	3/16/2023 (4)					37,500	287,625

Mark Weinswig	5/28/2022(5)					14,383	110,318

	5/28/2022 (6)					35,801	274,594

	3/16/2023 (7)					91,000	697,970

Darien Spencer	3/15/2021(7)					3,428	26,293

	3/11/2022 (8)					11,458	87,883

	8/10/2022 (8)					9,057	69,467

	3/16/2023 (7)					91,000	697,970

(1)	Amounts calculated based on the $7.67 closing trading price of our common stock as of December 29, 2023.

(2)

This option vests in substantially equal monthly installments through the fourth anniversary of the vesting commencement date. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, any then unvested shares will become fully vested. The option may be exercised by the executive prior to vesting, with any unvested shares subject to repurchase by us at the original exercise price in the event of a termination of the executive’s employment.

(3)

This option vests in substantially equal monthly installments through the fourth anniversary of the vesting commencement date. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, any then unvested shares will become fully vested.

(4)

100% of the restricted stock units underlying the award will vest on the first anniversary of the vesting commencement date, subject to the named executive officer’s continued service to the Company through the vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety day period immediately before or twelve month period immediately following a change of control, the vesting of 100% of the restricted stock units will fully vest.

(5)

Restricted stock vests as to 25% of the shares on the first anniversary of the vesting commencement date and in substantially equal quarterly installments thereafter through the fourth anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, in each case, within 12 months after our merger with Velodyne, which occurred on February 10, 2023, then any unvested shares will become fully vested.

(6)

Restricted stock vests in substantially equal annual installments through the third anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, in each case, within 12 months after our merger with Velodyne, which occurred on February 10, 2023, then any unvested shares will become fully vested.

(7)

Restricted stock units vest in substantially equal quarterly installments through the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service to the Company through the applicable vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety-day period immediately before or twelve-month period immediately following a change of control, the vesting of 100% of the restricted stock units will fully vest.

(8)

Restricted stock units vest in substantially equal quarterly installments through the third anniversary of the vesting commencement date, subject to the named executive officer’s continued service to the Company through the applicable vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety-day period immediately before or twelve-month period immediately following a change in control, which includes our merger with Velodyne, 100% of the restricted stock units will fully vest.

Executive Compensation Arrangements

Employment and Severance Arrangements

We previously entered into employment offer letter agreements with Mr. Pacala and Mr. Spencer, and Velodyne entered into an employment agreement with Mr. Weinswig that we assumed. These agreements set forth the terms and conditions of employment of each such named executive officer, including initial base salary, target bonus opportunity (if any), and initial equity grants and employee benefits eligibility. The agreements do not provide for severance or other payments in connection with a termination of employment or change in control of the Company.

Velodyne entered into a severance and change in control agreement with Mr. Weinswig that we assumed in connection with our merger with Velodyne. Under the severance and change in control agreement, Mr. Weinswig is eligible to receive (i) 12 months of the his base salary, (ii) annual target bonus, (iii) Company-subsidized COBRA premiums for 12 months and (iv) full vesting acceleration of all equity awards, in each case, in the event his employment with us is terminated without cause or he resigns for good reason, in each case, within the period ending 12 months after the closing of our merger with Velodyne, which occurred on February 10, 2023.

Each of the other NEOs became eligible for the same severance benefits on the same terms and conditions in connection with the Velodyne merger.

Ms. Brunelle’s employment with us was involuntarily terminated on May 17, 2023. Following the closing of the Velodyne merger, we entered into a transition and separation agreement with Ms. Brunelle that provided for her to cease serving as our chief financial officer as of February 10, 2023 but continue as an advisor to our chief executive officer through May 17, 2023. In exchange for a full release of claims, Ms. Brunelle was paid severance in an amount equal to 9 months of her base salary, her target bonus amount for 2023, a payment equal to an estimated 9 months of COBRA premiums and full accelerated vesting of her outstanding restricted stock units.

In connection with Mr. Dolinko’s involuntary termination of employment with us on February 10, 2023 in connection with the closing of the Velodyne merger, we entered into transition agreement with Mr. Dolinko pursuant to which, in exchange for a full release of claims, we paid Mr. Dolinko severance in an amount equal to 12 months of his base salary, his target bonus amount for 2023, a payment equal to an estimated 12 months of COBRA premiums and full accelerated vesting of his outstanding restricted stock units.

PAY VERSUS PERFORMANCE (PVP)

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1)($)	Compensation Actually Paid to PEO(2)($)	Average Summary Compensation Table Total for non-PEO NEOs(1)($)	Average Compensation Actually Paid to non-PEO NEOs(2)($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(3)($)	Net Loss (in thousands)(4)($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)

2023	1,056,962	598,839	2,486,737	946,121	5.68	(374,110)

2022	166,400	(21,360,073)	2,223,570	(794,923)	6.39	(138,560)

2021	125,029	(59,385,609)	4,795,634	1,198,822	38.52	(93,981)

(1)

Mr. Pacala served as principal executive officer (PEO) for 2023, 2022 and 2021. Our non-PEO named executive officers (NEOs) included Mr. Weinswig, Mr. Spencer, Ms. Brunelle and Mr. Dolinko for 2023, Ms. Brunelle and Mr. Dickerman for 2022 and Ms. Brunelle and Messrs. Spencer, Dickerman, and Dolinko for 2021. Amounts shown reflect Summary Compensation Table total compensation for our PEO and NEOs in each year.

(2)

The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year-end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when, or at what intrinsic value they will actually vest.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2023

SCT Total	$1,056,962

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($368,400)

± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$287,625

± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($156,572)

± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($220,776)

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0

+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0

Compensation Actually Paid	$598,839

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023

Average SCT Total	$2,486,737

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($1,950,551)

± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$348,985

± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($5,746)

+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$57,645

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($9,051)

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($0)

+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0

Average Compensation Actually Paid	$946,121

The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. For our stock options valued using the Black-Scholes formula, this resulted in expected term assumptions ranging between 0.50 and 7.42 years, expected volatilities between 83% and 109%, and risk-free rates between 3.3% and 5.2% for fiscal 2023 CAP calculations.

(3)

Total Shareholder Return (TSR) represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on the last trading day of fiscal year 2020 through the end of the applicable fiscal year. The Company has not paid a dividend during that time.

(4)	The dollar amounts reported represent the net loss reflected in the Company’s audited financial statements for the applicable year.

CHARTS OF CAP VERSUS PERFORMANCE METRICS

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2021-2023.

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Loss during the period 2021-2023.

DIRECTOR COMPENSATION

For fiscal 2023, directors who were executives of the Company were not eligible to receive additional compensation for their services as directors.

We maintain our Third Amended and Restated Non-Employee Director Compensation Program (the “Non-employee Director Compensation Program”) for our non-employee directors, which was most recently amended in April 2024. Pursuant to the Non-Employee Director Compensation Program, our non-employee directors receive cash compensation as follows:

•	Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.

•	Any chair of our Board receives an additional annual cash retainer in the amount of $60,000 per year.

•	Any Lead Director and, effective in 2024, any Vice Chair receives an additional annual cash retainer in the amount of $60,000 per year.

•

The chair of the audit committee receives additional annual cash compensation in the amount of $20,000 per year for such chair’s service on the audit committee. Each non-chair member of the audit committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.

•

The chair of the compensation committee receives additional annual cash compensation in the amount of $15,000 per year for such chair’s service on the compensation committee. Each non-chair member of the compensation committee receives additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•

The chair of the corporate governance committee receives additional annual cash compensation in the amount of $10,000 per year for such chair’s service on the corporate governance committee. Each non-chair member of the corporate governance committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the corporate governance committee.

•

Each non-employee director may also elect to receive all or part of his or her annual cash retainer in the form of restricted stock units under our 2021 Incentive Award Plan or, effective in 2024 and to the extent permitted, the Velodyne Plan. Elections to convert all or a portion of the annual cash retainer into restricted stock units must generally be made on or prior to December 31 of the year prior to the year in which the annual cash retainer is scheduled to be paid, or such earlier deadline as established by our Board of Directors or compensation committee. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into restricted stock units, provided that the election is made prior to the date the individual becomes a non-employee director. Restricted stock units granted in lieu of all or a portion of the annual cash retainer are fully vested on the date of grant and have a grant date fair value equal to the amount of the applicable portion of the annual cash retainer.

Under the Non-Employee Director Compensation Program, upon the initial appointment or election of a non-employee director, the director will automatically be granted under our 2021 Incentive Award Plan or, effective in 2024 and to the extent permitted, the Velodyne Plan (a) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) $300,000 by (ii) the fair market value of a share of our common stock as of the date of grant that vests in equal quarterly installments over three years and (b) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) the product of $175,000 multiplied times a fraction, the numerator of which is the number of full months between the date of appointment or election and the scheduled date of our next annual stockholder meeting, and the denominator of which is 12, by (ii) the fair market value of a share our common stock as of the date of grant that vests in equal quarterly installments through the date of the next annual stockholders meeting. Additionally, on the date of each annual stockholders meeting, each non-employee director automatically will be granted an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (a) $175,000 by (b) the fair market value of our common stock as of the date of grant that vests in equal quarterly installments through the earlier of the first anniversary of the date of grant or the next annual stockholders meeting.

Additionally, the Non-Employee Director Compensation Program provides that non-employee directors may elect to defer all or part of the settlement of restricted stock units granted to them.

In the event of a change in control, all restricted stock units and other equity-based awards held by any non-employee director, will vest immediately prior to such change in control. For this purpose, the merger with Velodyne was deemed a change in control such that the vesting of all restricted stock units and other equity awards held by our non-employee directors accelerated at the closing of the merger on February 10, 2023.

Director Compensation Table for Fiscal 2023

The following table contains information concerning the compensation of our non-employee directors in fiscal 2023:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

Virginia Boulet	44,306	284,969	329,275

Susan Heystee	90,866	284,969	375,835

Ernest E. Maddock	58,484	284,969	343,453

Karin Rådström	37,628	284,969	322,597

Kristin Slanina	49,623	284,969	334,592

Theodore L. Tweksbury, Ph.D.	88,612	284,969	373,581

Riaz Valani(3)	-	-	-

Emmanuel Hernandez(4)	20,258		20,258

Sundari Mitra(4)	13,812		13,812

Remy W. Trafelet(4)	15,347		15,347

(1)

Each of Mses. Heystee and Rådström elected to receive their annual retainers in fully-vested restricted stock units in lieu of cash. The amounts reported reflect the cash fees that would have been paid had the director not been granted restricted stock units in lieu of annual retainers. Any grant date fair value attributable to the restricted stock units that was in excess of the cash retainer forgone has been reported in the Stock Awards column. Our non-employee directors were also able to defer delivery of the shares underlying vested restricted stock units. As of December 31, 2023, Mses. Heystee and Rådström held 81,716 and 31,190 vested restricted stock units, respectively, for which delivery of the underlying shares has been deferred. The number of restricted stock units reflects our 1 for 10 reverse stock split completed on April 21, 2023.

(2)

Amounts reflect the full grant-date fair value of stock awards granted during fiscal 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to our non-employee directors in Note 11 of our financial statements included in our Form 10-K.

The table below shows the aggregate numbers of shares underlying unvested restricted stock units held as of December 31, 2023 by each non-employee director who was serving as of December 31, 2023. Our non-employee directors did not hold any options or other equity awards that were subject to vesting as of December 31, 2023. The number of restricted stock units reflects our 1 for 10 reverse stock split completed on April 21, 2023.

Name	Restricted Stock Units Outstanding at Fiscal Year End

Virginia Boulet	7,450

Susan Heystee	7,450

Ernest E. Maddock	7,450

Karin Rådström	7,450

Kristin Slanina	7,450

Theodore L. Tweksbury, Ph.D.	7,450

(3)	Mr. Valani waived his right to receive all cash retainers and restricted stock unit awards under our Non-Employee Director Compensation Program for fiscal 2023 and fiscal 2024.

(4)	Ms. Mitra and Messrs. Hernandez and Trafelet resigned from our Board upon completion of our merger with Velodyne, effective February 10, 2023.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized For Issuance under the Company’s equity compensation plans (As of December 31, 2023):

Plan category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column)

Equity compensation plans approved by security holders(1)(6)	4,996,772	(2)	$7.36	(5)	1,584,833

Restricted Stock Units	3,074,939	(3)	$-	(5)

Restricted Stock Awards	50,184	(7)	$-	(5)

Options to Purchase Common Stock	1,871,649	(4)	$7.36	(5)

Employee Stock Purchase Plan(6)	-		$-

Equity compensation plans not approved by security holders	-		$-		-

(1)

Consists of the Ouster, Inc. 2021 Incentive Award Plan (“2021 Plan”), Velodyne 2020 Equity Incentive plan (the “Velodyne Plan”), Ouster Inc. Amended and Restated 2015 Stock Plan (“2015 Plan”) and Sense Photonics, Inc. 2017 Equity Incentive Plan and (“Sense Plan”).

(2)

The number of shares authorized under our 2021 Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 5% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our board of directors. No additional awards will be granted under the 2015 Plan or the Sense Plan and, as a result, no shares remain available for issuance for new awards under the 2015 Plan or the Sense Plan. The number of shares authorized under our Velodyne 2020 Plan will increase on the first day of each calendar year beginning on January 1, 2021 and ending on (and including) January 1, 2030, equal to the lesser of (A) 820,400 shares of common stock and (B) such lesser number of shares as determined by our board of directors.

(3)

Consists of 2,062,787 outstanding restricted stock units under the 2021 Plan, 949,128 outstanding restricted stock units under the Velodyne Plan, and 63,024 outstanding restricted stock units under the Sense Plan.

(4)	Consists of 1,856,434 outstanding options to purchase stock under the 2015 Plan and 15,215 outstanding options to purchase stock under the Sense Plan.

(5)

As of December 31, 2023, the weighted-average exercise price of outstanding options under the 2015 Plan was $6.99 and the weighted-average exercise price of outstanding options under the Sense Plan was $52.40. Outstanding restricted stock units and restricted stock awards subject to time-based vesting do not have an exercise price and therefore are not included in the calculation of the weighted-average exercise price.

(6)

Consists of 102,338 shares remaining available for issuance under the 2021 Plan, 1,077,184 shares available for issuance under the Velodyne Plan and 405,311 available for purchase by our employees under the Ouster, Inc 2022 Employee Stock Purchase Plan. A maximum of 336,000 shares of common stock were purchasable under the 2022 Employee Stock Purchase Plan for the offering period ongoing as of December 31, 2023.

(7)	Consists of 50,184 outstanding shares of restricted stock under the Velodyne Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined in accordance with the rules of the SEC. Under such SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 45,060,877 shares of common stock outstanding as of April 15, 2024.

Unless otherwise indicated, the address of all listed stockholders is 350 Treat Avenue, San Francisco, California 94110. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

5% or Greater Stockholders

Banyan Venture Holdings LLC(1)	2,443,226	5.42%

Named Executive Officers and Directors

Angus Pacala(2)	1,500,146	3.27%

Mark Weinswig(3)	159,801	*	%

Darien Spencer(4)	220,713	*	%

Anna Brunelle(5)	200,956	*	%

Adam Dolinko	—	*	%

Virginia Boulet(6)	163,090	*	%

Susan Heystee(7)	99,309	*	%

Ernest E. Maddock(8)	45,928	*	%

Karin Rådström(9)	42,291	*	%

Kristin Slanina(10)	31,228	*	%

Theodore L. Tewksbury, Ph.D.(11)	98,301	*	%

Riaz Valani(12)	97,589	*	%

All current executive officers and directors as a group (12 individuals)(13)	3,631,585	7.81%

*	Less than one percent.

1.

Based on a Schedule 13G/A filed with the SEC on August 17, 2023. Consists of 2,443,226 shares over which Banyan Venture Holdings LLC has shared voting and dispositive power. Krishna Kantheti is the manager of Banyan Venture Holdings LLC. As a result, Mr. Kantheti may be deemed to beneficially own the shares held by Banyan Venture Holdings LLC. The address for Banyan Venture Holdings LLC and Mr. Kantheti is c/o Banyan Venture Holdings LLC, 215 NW 24th Street, Suite 501, Miami, Florida 33127.

2.	Consists of 700,859 shares of common stock and 799,287 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 15, 2024.

3.	Consists of 152,801 shares of common stock and 7,000 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

4.	Consists of 210,127 shares of common stock and 10,586 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

5.	Consists of 200,956 shares of common stock as of April 15, 2024.

6.	Consists of 159,365 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

7.	Consists of 95,584 shares of common stock held directly by Susan Heystee and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

8.	Consists of 42,203 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

9.	Consists of 38,566 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

10.	Consists of 27,503 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

11.	Consists of 94,576 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 15, 2024.

12.	Consists of 97,589 shares of common stock indirectly held by Riaz Valani as the sole manager of GAC Acquisition LLC.

13.

Consists of 2,204,963 shares of common stock; 1,379,414 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 15, 2024 and 47,208 shares of common stock issuable upon vesting of restricted stock units as of or within 60 days of April 15, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers, directors or nominees to become a director;

•	any person who is known to be the beneficial owner of more than 5% of any class our voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer, nominee or beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or beneficial owner of more than 5% of our voting stock; or

•

any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in any class of our voting stock.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee has the responsibility to review related person transactions.

TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

Other than our compensation arrangements with directors and executive officers described elsewhere in this proxy statement, the following are certain transactions since January 1, 2022 and currently proposed transactions, to which we were a participant or will be a participant, in which: (1) the amount involved exceeded or will exceed $120,000, and (2) any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities, had or will have a direct or indirect material interest.

Registration Rights

On March 11, 2021, Ouster, Colonnade Sponsor LLC (the “Sponsor”), Colonnade WPB LLC (the “Sponsor PIPE Purchaser”), certain members of the Sponsor and the Sponsor PIPE Purchaser and certain former stockholders of our subsidiary, Ouster Technologies, Inc. entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Such parties have registration rights to require the Company to register a sale of any of our securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to future registration statements. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2023 other than three late Form 4s each reporting one late transaction for Karin Radstrom; three late Form 4s each reporting one late transaction for Susan Heystee; and one late Form 4 reporting one late transaction for Megan Chung.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2023, Susan Heystee, Ernest E. Maddock and Kristin Slanina served on the Compensation Committee of the Board. No member of our Compensation Committee is an officer or employee of the Company. During the year ended December 31, 2021, Susan Heystee served as Interim Chief Revenue Officer of the Company. Ms. Heystee did not serve on the Compensation Committee during the period that she served as Interim Chief Revenue Officer.

During the year ended December 31, 2023, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 350 Treat Avenue, San Francisco, California 94110 in writing not later than December 26, 2024 (which is 120 days prior to April 25, 2025, the one-year anniversary of the mailing of the Company’s 2024 definitive proxy statement).

Stockholders intending to present a proposal at the 2025 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 annual meeting of stockholders no earlier than February 21, 2025 and no later than March 23, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 annual meeting of stockholders is more than 30 days before or more than 60 days after June 21, 2025, then our Secretary must receive such written notice not later than the 90th day prior to the 2025 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. We have retained Mackenzie Partners, Inc. to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Mackenzie Partners, Inc. a fee of approximately $10,000 plus out-of-pocket expenses. You may contact Mackenzie Partners, Inc. at 800-322-2885.

In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

OUSTER’S ANNUAL REPORT ON FORM 10-K

A copy of Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules, but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 23, 2024 without charge upon written request addressed to Ouster, Inc., Attention: Secretary, 350 Treat Avenue, San Francisco, California 94110. A reasonable fee will be charged to the stockholder for copies of the aforementioned exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.ouster.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Megan Chung

General Counsel and Secretary

San Francisco, California

April 25, 2024

Annex A

OUSTER, INC.

AMENDED AND RESTATED 2022 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1

PURPOSE

The Plan’s purpose is to assist employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company, and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries. This Plan constitutes an amendment and restatement of the Ouster, Inc. 2022 Employee Stock Purchase Plan (the “Prior Plan”).

The Plan consists of two components: the Section 423 Component and the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of Options under the Non-Section 423 Component, which need not qualify as Options granted pursuant to an “employee stock purchase plan” under Section 423 of the Code; such Options granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees, Eligible Consultants and the Designated Subsidiaries in locations outside of the United States. Except as otherwise provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which Eligible Employees and Eligible Consultants will participate, even if the dates of the applicable Offering Period(s) in each such Offering is identical, provided that the terms of participation are the same within each separate Offering under the Section 423 Component as determined under Section 423 of the Code, provided, that no Eligible Consultants shall be permitted to participate in any Offering under the Section 423 Component. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.

ARTICLE 2

DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

2.2 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.5 “Committee” means the Compensation Committee of the Board.

2.6 “Common Stock” means the common stock of the Company.

2.7 “Company” means Ouster, Inc., a Delaware corporation, or any successor.

2.8 “Compensation” of an Employee means the regular earnings or base salary paid to the Employee from the Company on each Payday as compensation for services to the Company or any Designated Subsidiary, before deduction for any salary deferral contributions made by the Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, shift differentials, vacation pay, salaried production schedule premiums, holiday pay, jury duty pay, funeral leave pay, paid time off, military pay, and prior week adjustments, but excluding bonuses, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and moving reimbursements, including tax gross ups and taxable mileage allowance, income received in connection with any stock options, restricted stock, restricted stock units or other compensatory equity awards and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Employee’s net income.

2.9 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Designated Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

2.10 “Designated Subsidiary” means each Subsidiary, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date, that has been designated by the Board or Committee from time to time in its sole discretion as eligible to participate in the Plan, in accordance with Section 7.2 hereof, such designation to specify whether such participation is in the Section 423 Component or Non-Section 423 Component. A Designated Subsidiary may participate in either the Section 423 Component or Non-Section 423 Component, but not both, provided that a Subsidiary that, for U.S. tax purposes, is disregarded from the Company or any Subsidiary that participates in the Section 423 Component shall automatically constitute a Designated Subsidiary that participates in the Section 423 Component.

2.11 “Effective Date” means June 9, 2022.

2.12 “Eligible Consultant” means a Consultant designated by the Committee to participate in the Non-Section 423 Component. In no event shall a Consultant be eligible to participate in the Section 423 Component.

2.13 “Eligible Employee” means an Employee:

(a) who is customarily scheduled to work at least 20 hours per week;

(b) whose customary employment is more than five months in a calendar year; and

(c) who, after the granting of the Option, would not be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

For purposes of clause (c), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

Notwithstanding the foregoing, the Administrator may exclude from participation in the Section 423 Component as an Eligible Employee:

(x) any Employee that is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or that is such a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

(y) any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (A) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (B) compliance with the laws of the foreign jurisdiction would cause the Section 423 Component, any Offering thereunder or an Option granted thereunder to violate the requirements of Section 423 of the Code; provided that any exclusion in clauses (x) or (y) shall be applied in an identical manner under each Offering to all Employees of the Company and all Designated Subsidiaries, in accordance with Treas. Reg. § 1.423-2(e). Notwithstanding the foregoing, with respect to the Non-Section 423 Component, the first sentence in this definition shall apply in determining who is an “Eligible Employee,” except (a) the Administrator may limit eligibility further within the Company or a Designated Subsidiary so as to only designate some Employees of the Company or a Designated Subsidiary as Eligible Employees, and (b) to the extent the restrictions in the first sentence in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.14 “Employee” means any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treas. Reg. § 1.421-1(h)(2). Where the period of leave exceeds three months, or such other period specified in Treas. Reg. § 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treas. Reg. § 1.421-1(h)(2).

2.15 “Enrollment Date” means the first date of each Offering Period.

2.16 “Exercise Date” means the last day of each Purchase Period, except as provided in Section 5.2 hereof.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange or Nasdaq Stock Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.19 “Grant Date” means the first day of an Offering Period.

2.20 “New Exercise Date” has the meaning set forth in Section 5.2(b) hereof.

2.21 “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which Options may be granted to non-U.S. Eligible Employees and Eligible Consultants that need not satisfy the requirements for Options granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.22 “Offering” means an offer under the Plan of an Option that may be exercised during an Offering Period as further described in Section 4 hereof. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Exercise Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. § 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treas. Reg. § 1.423-2(a)(2) and (a)(3).

2.23 “Offering Period” means each consecutive, overlapping twenty-four (24) month period commencing on such date(s) as determined by the Board or Committee, in its sole discretion, and with respect to which Options shall be granted to Participants. The duration and timing of Offering Periods may be established or changed by the Board or Committee at any time, in its sole discretion. Notwithstanding the foregoing, in no event may an Offering Period exceed twenty-seven (27) months.

2.24 “Option” means the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

2.25 “Option Price” means the purchase price of a share of Common Stock hereunder as provided in Section 4.2 hereof.

2.26 “Parent” means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code.

2.27 “Participant” means any Eligible Employee who elects to participate in the Plan and any Eligible Consultant who elects to participate in the Non-Section 423 Component of the Plan.

2.28 “Payday” means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary.

2.29 “Plan” means this Amended and Restated 2022 Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.

2.30 “Plan Account” means a bookkeeping account established and maintained by the Company in the name of each Participant.

2.31 “Purchase Period” means each consecutive six (6) month period commencing on such date(s) as determined by the Board or Committee, in its sole discretion, within each Offering Period. The first Purchase Period of each Offering Period shall commence on the Grant Date and end with the next Exercise Date. The duration and timing of Purchase Periods may be established or changed by the Board or Committee at any time, in its sole discretion. Notwithstanding the foregoing, in no event may a Purchase Period exceed the duration of the Offering Period under which it is established.

2.32 “Section 409A” means Section 409A of the Code.

2.33 “Section 423 Component” means those Offerings under the Plan that are intended to meet the requirements under Section 423(b) of the Code.

2.34 “Subsidiary” means any entity that is a subsidiary corporation of the Company within the meaning of Section 424 of the Code. In addition, with respect to the Non-Section 423 Component, Subsidiary shall include any corporate or noncorporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

2.35 “Treas. Reg.” means U.S. Department of the Treasury regulations.

2.36 “Withdrawal Election” has the meaning set forth in Section 6.1(a) hereof.

ARTICLE 3

PARTICIPATION

3.1 Eligibility.

(a) Any Eligible Employee who is employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles 4 and 5 hereof, and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code. Any Eligible Consultant who is engaged by the Company or a Designated Subsidiary, including, without limitation, through a professional employer organization, on a given Enrollment Date for an Offering Period shall be eligible to participate in the Non-Section 423 Component of the Plan during such Offering Period, subject to the requirements of Article 4 and 5 hereof.

(b) No Eligible Employee shall be granted an Option under the Section 423 Component which permits the Participant’s rights to purchase shares of Common Stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The limitation under this Section 3.1(b) shall be applied in accordance with Section 423(b)(8) of the Code. No Eligible Consultant shall be granted an Option under the Section 423 Component.

3.2 Election to Participate; Payroll Deductions

(a) Except as provided in Sections 3.2(e) and 3.3 hereof, an Eligible Employee may become a Participant in the Plan only by means of payroll deduction. Each individual who is an Eligible Employee as of an Offering Period’s Enrollment Date may elect to participate in such Offering Period and the Plan by delivering to the Company a payroll deduction authorization no later than the period of time prior to the applicable Enrollment Date that is determined by the Administrator, in its sole discretion. Except as provided in Sections 3.2(e) and 3.3 hereof, an Eligible Consultant may become a Participant in the Non-Section 423 Component of the Plan only by means of a deduction from fees payable by the Company or a Designated Subsidiary to such Eligible Consultant.

Each individual who is an Eligible Consultant as of an Offering Period’s Enrollment Date may elect to participate in the Non-Section 423 Component of such Offering Period and the Plan by delivering to the Company a fee deduction authorization no later than the period of time prior to the applicable Enrollment Date that is determined by the Administrator, in its sole discretion.

(b) Subject to Section 3.1(b) hereof and except as may otherwise be determined by the Administrator, payroll deductions (i) shall equal at least 1% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date, but not more than 15% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date; and (ii) may be expressed either as (A) a whole number percentage, or (B) a fixed dollar amount. Amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant’s Plan Account; provided that for the first Offering Period under this Plan, payroll deductions shall not begin until such date determined by the Board or Committee, in its sole discretion.

(c) Following at least one payroll or fee deduction, a Participant may decrease (to as low as zero) the amount deducted from such Participant’s Compensation only once during an Offering Period upon ten calendar days’ prior written notice to the Company. A Participant may not increase the amount deducted from such Participant’s Compensation during an Offering Period.

(d) Upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the immediately following Offering Period at the same payroll or fee deduction percentage or fixed amount as in effect at the termination of such Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with Section 3.2(a) hereof, or unless such Participant becomes ineligible for participation in the Plan.

(e) Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll or fee deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under the Plan in a form acceptable to the Administrator in lieu of or in addition to payroll or fee deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator must determine that any alternative method of contribution is applied on an equal and uniform basis to all Eligible Employees in the Offering.

3.3 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treas. Reg. § 1.421-1(h)(2), a Participant may continue participation in the Plan by making cash payments to the Company on the Participant’s normal payday equal to the Participant’s authorized payroll deduction.

ARTICLE 4

PURCHASE OF SHARES

4.1 Grant of Option. The Company may make one or more Offerings under the Plan, which may be successive or overlapping with one another, until the earlier of: (i) the date on which the Shares available under the Plan have been sold or (ii) the date on which the Plan is suspended or terminates. The Administrator shall designate the terms and conditions of each Offering in writing, including without limitation, the Offering Period and the Purchase Periods. Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. Subject to the limitations of Section 3.1(b) hereof, the number of shares of Common Stock subject to a Participant’s Option shall be determined by dividing (a) such Participant’s payroll deductions accumulated prior to an Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 100,000 shares of Common Stock (subject to any adjustment pursuant to Section 5.2 hereof). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. Each Option shall expire on the last Exercise Date for the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.

4.2 Option Price. The “Option Price” per share of Common Stock to be paid by a Participant upon exercise of the Participant’s Option on an Exercise Date for an Offering Period shall equal 85% of the lesser of the Fair Market Value of a share of Common Stock on (a) the applicable Grant Date and (b) the applicable Exercise Date, or such other price designated by the Administrator; provided that in no event shall the Option Price per share of Common Stock be less than the par value per share of the Common Stock.

4.3 Purchase of Shares.

(a) On each Exercise Date for an Offering Period, each Participant shall automatically and without any action on such Participant’s part be deemed to have exercised the Participant’s Option to purchase at the applicable per share Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant’s Plan Account. Any balance less than the per share Option Price that is remaining in the Participant’s Plan Account (after exercise of such Participant’s Option) as of the Exercise Date shall be carried forward to the next Purchase Period or Offering Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof or, pursuant to Section 6.2 hereof, such Participant has ceased to be an Eligible Employee or Eligible Consultant. Any balance not carried forward to the next Purchase Period or Offering Period in accordance with the prior sentence promptly shall be refunded to the applicable Participant. In no event shall an amount greater than or equal to the per share Option Price as of an Exercise Date be carried forward to the next Purchase Period or Offering Period.

(b) As soon as practicable following each Exercise Date, the number of shares of Common Stock purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon.

4.4 Automatic Termination of Offering Period. If the Fair Market Value of a share of Common Stock on any Exercise Date (except the final scheduled Exercise Date of any Offering Period) is lower than the Fair Market Value of a share of Common Stock on the Grant Date for an Offering Period, then such Offering Period shall terminate on such Exercise Date after the automatic exercise of the Option in accordance with Section 4.3 hereof, and each Participant shall automatically be enrolled in the Offering Period that commences immediately following such Exercise Date and such Participant’s payroll deduction authorization shall remain in effect for such Offering Period.

4.5 Transferability of Rights. An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. No option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.

ARTICLE 5

PROVISIONS RELATING TO COMMON STOCK

5.1 Common Stock Reserved. Subject to adjustment as provided in Section 5.2 hereof, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 2,695,000 shares. Shares made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan.

5.2 Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

5.3 Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed the number of shares of Common Stock remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash within 30 days after such Exercise Date, without any interest thereon.

5.4 Rights as Stockholders. With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, shares of Common Stock have been deposited in the designated brokerage account following exercise of the Participant’s Option.

ARTICLE 6

TERMINATION OF PARTICIPATION

6.1 Cessation of Contributions; Voluntary Withdrawal.

(a) A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written notice of such election to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator (a “Withdrawal Election”). A Participant electing to withdraw from the Plan may elect to either (i) withdraw all of the funds then credited to the Participant’s Plan Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Plan Account shall be returned to the Participant in one lump-sum payment in cash within 30 days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate; or (ii) exercise the Option for the maximum number of whole shares of Common Stock on the applicable Exercise Date with any remaining Plan Account balance returned to the Participant in one lump-sum payment in cash within 30 days after such Exercise Date, without any interest thereon, and after such exercise cease to participate in the Plan. Upon receipt of a Withdrawal Election, the Participant’s payroll deduction authorization and the Participant’s Option shall terminate.

(b) A Participant’s withdrawal from the Plan shall not have any effect upon the Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

(c) A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

6.2 Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee or Eligible Consultant, for any reason, such Participant’s Option for the applicable Offering Period shall automatically terminate, the Participant shall be deemed to have elected to withdraw from the Plan, and such Participant’s Plan Account shall be paid to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto pursuant to applicable law, within 30 days after such cessation of being an Eligible Employee or Eligible Consultant, without any interest thereon. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the Participant’s employment and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE 7

GENERAL PROVISIONS

7.1 Administration.

(a) The Plan shall be administered by the Committee, which shall be composed of members of the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To establish and terminate Offerings;

(ii) To determine when and how Options shall be granted and the provisions and terms of each Offering (which need not be identical);

(iii) To select Designated Subsidiaries in accordance with Section 7.2 hereof; and

(iv) To construe and interpret the Plan, the terms of any Offering and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering or any Option, in a manner and to the extent it shall deem necessary or expedient to administer the Plan, subject to Section 423 of the Code for the Section 423 Component.

(c) The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(d) The Administrator may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

(e) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

7.2 Designation of Subsidiary Corporations. The Board or Administrator shall designate from time to time the Subsidiaries that shall constitute Designated Subsidiaries, and determine whether such Designated Subsidiaries shall participate in the Section 423 Component or Non-Section 423 Component. The Board or Administrator may designate a Subsidiary, or terminate the designation of a Subsidiary, without the approval of the stockholders of the Company.

7.3 Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

7.4 No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

7.5 Amendment and Termination of the Plan.

(a) The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision), with respect to the Section 423 Component, or any other applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as required by Section 423 of the Code or such other law, regulation or rule.

(b) If the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may in its discretion modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) allocating shares of Common Stock.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

(c) Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

7.6 Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of shares of Common Stock under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest shall be paid to any Participant or credited under the Plan.

7.7 Term; Approval by Stockholders. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. This Plan shall be effective on the date it is approved by the Board (the “Restatement Effective Date.”) This Plan shall be submitted for the approval of the Company’s stockholders within 12 months after the Restatement Effective Date. No rights under this Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until this Plan shall have been approved by the stockholders of the Company. If this Plan is not approved by the Company’s stockholders within twelve (12) months following the Restatement Effective Date, all rights granted under this Plan shall be canceled and become null and void without being exercised, and the Prior Plan will continue in full force and effect on its terms and conditions in effect immediately prior to the Restatement Effective Date.

7.8 Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Parent or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.9 Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.10 Notice of Disposition of Shares. Each Participant shall give the Company prompt notice of any disposition or other transfer of any shares of Common Stock, acquired pursuant to the exercise of an Option granted under the Section 423 Component, if such disposition or transfer is made (a) within two years after the applicable Grant Date or (b) within one year after the transfer of such shares of Common Stock to such Participant upon exercise of such Option. The Company may direct that any certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.11 Tax Withholding. The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

7.12 Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.

7.13 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

7.14 Conditions To Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All certificates for shares of Common Stock delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted, or traded. The Committee may place legends on any certificate or book entry evidencing shares of Common Stock to reference restrictions applicable to the shares of Common Stock.

(c) The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing shares of Common Stock issued in connection with any Option, record the issuance of shares of Common Stock in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

7.15 Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary) granted Options pursuant to an Offering under the Section 423 Component shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code so that the Section 423 Component qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of the Section 423 Component that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees and Eligible Consultants participating in the Non-Section 423 Component need not have the same rights and privileges as Eligible Employees and Eligible Consultants participating in the Section 423 Component.

7.16 Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, the terms and conditions of the Plan with respect to Participants who are tax residents of a particular non-U.S. country or who are foreign nationals or employed in non-U.S. jurisdictions may be subject to an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. The adoption of any such appendix or sub-plan shall be pursuant to Section 7.1 above. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.

7.17 Section 409A. The Section 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A. Neither the Non-Section 423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.

* * * * *

I hereby certify that the foregoing Plan was adopted by the Board of Directors of Ouster, Inc. on April  , 2024.

I hereby certify that the foregoing Plan was approved by the stockholders of Ouster, Inc. on     , 2024.

Executed on     , 2024.

Corporate Secretary

Annex B

VELODYNE LIDAR, INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the Business Combination Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares and Restricted Stock Units, any of which may be structured as performance-based awards. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (e) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (f) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so.

2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 10,309,402 Common Shares, plus (b) up to 17,424,486 Common Shares, which is the approximate number of shares as of the Business Combination Date that will be subject to outstanding awards or that were issued under a Predecessor Plan and that will be cancelled thereunder and granted or issued hereunder on the Business Combination Date, and (c) the additional Common Shares described in Articles 3.2 and 3.3; provided, however, that no more than 27,733,888 Common Shares shall be added to the Plan pursuant to clauses (a) and (b). The number of Common Shares that are subject to Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. On the first day of each fiscal year of the Company during the term of the Plan, commencing on January 1, 2021 and ending on (and including) January 1, 2030, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of (a) 5% of the total number of Common Shares actually issued and outstanding on the last day of the preceding fiscal year, (b) 10,000,000 Common Shares (subject to adjustment pursuant to Article 9.1 below), or (c) a number of Common Shares determined by the Board. Notwithstanding the foregoing, the Board retains the right in its sole discretion to forego an increase for any fiscal year following an annual review by the Board of the share reserve of the Plan.

3.3 Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units or other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Awards shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision(including pursuant to Article 11.5), repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.4 Awards Not Reducing Share Reserve. To the extent permitted under applicable stock exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) The grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company, together with the value of any cash compensation paid to the Outside Director apart from this Plan during such fiscal year, may not exceed $750,000 (on a per-Director basis); provided however that the limitation that will apply in the fiscal year in which the Outside Director is initially appointed or elected to the Board shall instead be $1,000,000. For purposes of this limitation, grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes.. For the sake of clarity, Awards granted to an individual while he or she was an Employee or Consultant, but not an Outside Director, shall not count towards this limitation.

(b) The maximum number of shares that may be issued under the Plan upon the exercise of ISOs shall equal the share number stated in the proviso of the second sentence of Article 3.1 (subject to adjustment pursuant to Article 9).

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

7.5 Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7 Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.2;

(b) The number and kind of shares covered by each outstanding Option, SAR and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. For the sake of clarity, a stock split, if any, conducted in connection with an initial public offering of the Company’s common stock shall trigger an adjustment under this paragraph.

9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionee a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

Unless an Award Agreement provides otherwise, each outstanding Award held by a Participant who remains a Service Provider as of the effective time of a merger, consolidation or Change in Control (other than one described in Article 14.6(d)) (a “Current Participant”) shall become fully vested and, if applicable, exercisable immediately prior to the effective time of the transaction. However, the prior sentence shall not apply, and an outstanding Award shall not become vested and, if applicable, exercisable, if and to the extent the Award is continued, assumed or substituted as provided for in clauses (a), (b) or (c) above. In addition, the prior two sentences shall not apply to an Award held by a Participant who is not a Current Participant, unless an Award Agreement provides otherwise or unless the Company and the acquirer agree otherwise.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve a Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative

11.5 Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award or another form of equity-based compensation award.

14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Business Combination Date” means the date of the closing of the merger, as contemplated by that agreement and plan of merger, dated as of July 2, 2020, by and among Graf Industrial Corp., a Delaware corporation, VL Merger Sub Inc., a Delaware corporation, and Velodyne LiDAR, Inc., a Delaware corporation.

14.7 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.8 “Code” means the Internal Revenue Code of 1986, as amended.

14.9 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.10 “Common Share” means one share of the Company’s common stock.

14.11 “Company” means Velodyne LiDAR, Inc., a Delaware corporation.

14.12 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.13 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.15 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.16 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23 “Participant” means an individual or estate holding an Award.

14.24 “Plan” means this Velodyne LiDAR, Inc. 2020 Equity Incentive Plan, as amended from time to time.

14.25 “Predecessor Plan” means the Company’s 2016 Stock Plan or the Company’s 2007 Incentive Stock Plan.

14.26 “Restricted Share” means a Common Share awarded under the Plan.

14.27 “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.28 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.29 “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

14.30 “SAR” means a stock appreciation right granted under the Plan.

14.31 “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.32 “Securities Act” means the Securities Act of 1933, as amended.

14.33 “Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who have accepted offers of employment or service and would be an Employee, Outside Director or Consultant after the commencement of their service.

14.34 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.35 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

14.36 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing requirements.

OUSTER, INC.

350 TREAT AVENUE

SAN FRANCISCO, CA 94110

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time on June 20, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/OUST2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time on June 20, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50026-P12052         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OUSTER, INC.			For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR the following:			All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Class III Directors		☐	☐	☐
Nominees:

	01)	Susan Heystee

	02)	Angus Pacala

	03)	Theodore L. Tewksbury, Ph.D.

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5:							For	Against	Abstain

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.						☐	☐	☐

3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.						☐	☐	☐

4.	Approval of the amended and restated 2022 Employee Stock Purchase Plan to increase the number of shares authorized for issuance.						☐	☐	☐

5.	Approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V50027-P12052

OUSTER, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 21, 2024, 10:00 A.M. PACIFIC TIME

The undersigned stockholder(s) hereby appoint(s) Angus Pacala, Mark Weinswig and Megan Chung, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ouster, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on Friday, June 21, 2024, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/OUST2024, and any continuation, adjournment or postponement thereof. All proxies heretofore given by the undersigned in respect of the Annual Meeting are hereby revoked.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE